            As filed with the Securities and Exchange
                  Commission on March 31, 1998

                                            File No. 33-85850

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                Pre-Effective Amendment No.
               Post-Effective Amendment No. 3
                             and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT
                      COMPANY ACT OF 1940


                         Amendment No. 4

                   ALLIANCE MONEY MARKET FUND
       (Exact Name of Registrant as Specified in Charter)
    1345 Avenue of the Americas, New York, New York     10105
         (Address of Principal Executive Office)    (Zip Code)

Registrant's Telephone Number, including Area Code:(800) 221-5672

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York 10105
             (Name and address of agent for service)

It is proposed that this filing will become effective (Check appropriate line)
      X immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1)
         75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

         this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

   Title of Securities Being Registered: Prime Portfolio,
Government Portfolio, General Municipal Portfolio, New Jersey
Municipal Portfolio, New York Municipal Portfolio, California
Municipal Portfolio and Connecticut Portfolio.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

N-1A Item No.                          Location in Prospectuses
                                       (Caption)

PART A

Item 1.   Cover Page                   Cover Page

Item 2.   Synopsis                     Expense Information

Item 3.   Financial Highlights         Financial Highlights

Item 4.   General Description of       Investment Objectives and
          Registrant                   Policies

Item 5.   Management of the Fund       Additional Information

Item 5a.  Management's Discussion of   Not Applicable
          Fund Performance

Item 6.   Capital Stock and Other      Additional Information
          Securities

Item 7.   Purchase of Securities       Purchase and Redemption
          Being Offered                of Shares; Additional
                                       Information

Item 8.   Redemption or Repurchase     Purchase and Redemption
                                       of Shares

Item 9.   Pending Legal Proceedings    Inapplicable


PART B                                 Location in Statements
                                       Of Additional Information
                                       (Caption)

Item 10.  Cover Page                   Cover Page

Item 11.  Table of Contents            Cover Page

Item 12.  General Information and      Management; General
          History                      Information

Item 13.  Investment Objectives and    Investment Objectives
          Policies                     and Policies; Investment
                                       Restrictions

Item 14.  Management of the Fund       Management

Item 15.  Control Persons and          Management
          Principal Holders of
          Securities

Item 16.  Investment Advisory and      Management
          Other Services

Item 17.  Brokerage Allocation and     General Information
          Other Practices

Item 18.  Capital Stock and Other      Daily Dividends -
          Securities                   Determination of Net
                                       Asset Value; General
                                       Information

Item 19.  Purchase, Redemption and     Purchase and Redemption
          Pricing of Securities        of Shares; Daily
          Being Offered                Dividends - Determination
                                       of Net Asset Value

Item 20.  Tax Status                   Taxes

Item 21.  Underwriters                 General Information

Item 22.  Calculation of Performance   General Information
          Data

Item 23.  Financial Statements         Financial Statements

                   ALLIANCE MONEY MARKET FUND

                         Prime Portfolio
                      Government Portfolio
                   General Municipal Portfolio
                 New Jersey Municipal Portfolio
                  New York Municipal Portfolio
                 California Municipal Portfolio
                 Connecticut Municipal Portfolio

________________________________________________________________

                           PROSPECTUS
                          April 1, 1998

________________________________________________________________

Alliance Money Market Fund (the "Fund") is an open-end management investment company comprised of seven portfolios (the "Portfolios") The Fund is a money market fund with investment objectives of safety, liquidity and maximum current income (in the case of the General Municipal Portfolio, exempt from Federal income taxes and, in the case of the New Jersey, New York, California and Connecticut Municipal Portfolios, exempt from Federal and state income taxes of the respective states) to the extent consistent with the first two objectives. The Prime, Government and General Municipal Portfolios are diversified. The New Jersey, New York, California and Connecticut Municipal Portfolios are non-diversified, and are offered only to residents of such states, respectively. This Prospectus sets forth the information about each Portfolio that a prospective investor should know before investing. Please retain it for future reference. You will receive semi-annual and annual reports of your particular Portfolio.

An investment in a Portfolio is (i) neither insured nor guaranteed by the U.S. Government; (ii) not a deposit or obligation of, or guaranteed or endorsed by, any bank; and
(iii) not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There can be no assurance that a Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Portfolios, except for the Prime, Government and General Municipal Portfolios, may invest a significant portion of their assets in the securities of a single issuer. Accordingly, an investment in each such Portfolio may be riskier than an investment in other types of money market funds.

   A "Statement of Additional Information" for the Fund dated April 1, 1998 which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write the respective Portfolio at the address shown in this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
_______________________________________________________________

                   Alliance Money Market Fund


_______________________________________________________________

                       EXPENSE INFORMATION
_______________________________________________________________

SHAREHOLDER TRANSACTION EXPENSES

         The Portfolios have no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

               ANNUAL PORTFOLIO OPERATING EXPENSES
            (as a percentage of average net assets,
             after voluntary expense reimbursement)

                         Prime  Gov't  Gen   NJ*  NY*  CA* CT*

Management Fees           .50%   .50%  .50%   -    -    -   -
12b-1 Fees                .45    .45   .45
Other Expenses            .05    .05   .05

Total Portfolio
Operating Expenses       1.00%  1.00% 1.00%

EXAMPLE

         You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                        1 YEAR    3 YEAR    5 YEAR   10 YEAR

Prime                   $10       $32       $55      $122
Government              $10       $32       $55      $122
General Municipal       $10       $32       $55      $122
New Jersey Municipal*   -         -         -        -
New York Municipal*     -         -         -        -
California Municipal*   -         -         -        -
Connecticut Municipal*  -         -         -        -

         The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Portfolio will bear directly or indirectly. The expenses listed in the table for the Prime, Government and General Municipal Portfolios are net of voluntary expense reimbursements. The expenses of such Portfolios before expense reimbursements would be: Prime Portfolio: Management Fees-.50%, 12b-1 fees-.45%, Other Expenses-.11% and Total Operating

Expenses-1.06%; Government Portfolio: Management Fees-.50%, 12b-1 fees-.45%, Other Expenses-.30% and Total Operating
Expenses-1.25%; General Municipal Portfolio: Management
Fees-.50%, 12b-1 fees-.45%, Other Expenses-.26% and Total
Operating Expenses-1.21%. The example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.

____________
*  These Portfolios have not commenced operations.

________________________________________________________________

                      FINANCIAL HIGHLIGHTS

     For a Share Outstanding Throughout the Period (audited)
________________________________________________________________

         The following tables have been audited by McGladrey &
Pullen LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                       GENERAL
                 MUNICIPAL PORTFOLIO        PRIME PORTFOLIO       GOVERNMENT PORTFOLIO

                          December 13               December 29,              December 29,
                            1995(a)                   1995(a)                   1995(a)
                              to                        to                        to
             Year Ended   November 30, Year Ended   November 30, Year Ended   November 30,
             November 30,    1996      November 30,    1996      November 30,    1996
                 1997                      1997                      1997
Net asset
value,
beginning
of period        $1.00    $ 1.00       $1.00        $1.00        $1.00        $ 1.00

Income from
Investment
Operations
Net
investment
income(b)        0.29     0.27         0.46           .041       0.45          .041
















                                5




Less:
Distributions
Dividends from
net investment
income           (.029)   (.027)       (.046)       (.041)       (.045)       (.041)
Net asset
value, end
of period        $1.00    $1.00        $1.00        $1.00        $1.00        $1.00

Total Return
Total
investment
return based
on net asset
value(c)         2.92%    2.80%(d)     4.75%        4.58%(d)     4.64%        4.52%(d)

Ratios/
Supplemental
Data
Net assets,
end of
period
(in millions)    $137     $123         $3,298       $2,772       $124         $100

Ratio to
average net
assets of:
Expenses,
net of
waivers and
reimburse-
ments(b)         1.00%    1.00%(d)     1.00%        1.00%(d)     1.00%        1.00%(d)

Expenses,
before
waivers and
reimburse-
ments(b)         1.21%    1.39%(d)     1.06%        1.23%(d)     1.25%        1.42%(d)
Net
investment
income(b)        2.87%    2.76%(d)     4.65%        4.50%(d)     4.54%        4.45%(d)

____________
(a)   Commencement of operations.
(b)   Net of expenses reimbursed or waived by the Adviser.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(d)   Annualized.

         From time to time the Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. Dividends for the Prime Portfolio for the seven days ended November 30, 1997 amounted to an annualized yield of 4.74%, equivalent to an effective yield of 4.85%.
Absent expense reimbursement, the annualized yield for this period would have been 4.68%, equivalent to an effective yield of 4.79%. Dividends for the Government Portfolio for the seven days ended November 30, 1997 amounted to an annualized yield of 4.67%, equivalent to an effective yield of 4.78%. Absent expense reimbursement, the annualized yield for this period would have been 4.42%, equivalent to an effective yield of 4.53%. Dividends for the General Municipal Portfolio for the seven days ended November 30, 1997 amounted to an annualized yield of 3.06%, equivalent to an effective yield of 3.11%. Absent expense reimbursement, the annualized yield for this period would have been 2.85%, equivalent to an effective yield of 2.90%.

_______________________________________________________________

               INVESTMENT OBJECTIVES AND POLICIES
_______________________________________________________________

         The investment objectives of each Portfolio are-in the following order of priority-safety of principal, excellent liquidity and, to the extent consistent with the first two objectives, maximum current income (exempt from income taxes to the extent described below in the case of the General, New Jersey, New York, California and Connecticut Municipal Portfolios). As a matter of fundamental policy, each Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. While no Portfolio may change this policy or the "other fundamental investment policies" described below without shareholder approval, it may, upon notice to shareholders, but without such approval, change non-fundamental investment policies or create additional series or classes of shares in order to establish portfolios which may have different investment objectives. There can be no assurance that any Portfolio's objectives will be achieved.

         The Portfolios will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. Accordingly, each Portfolio will invest in securities which, at the time of investment, have remaining maturities not exceeding 397 days, and the average maturity of each Portfolio's investment portfolio will not exceed 90 days. A more detailed description of Rule 2a-7 is set forth in the Portfolio's Statement of Additional Information. To the extent that each Portfolio's limitations are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.

PRIME PORTFOLIO

         The money market securities in which the Prime Portfolio invests include: (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation and certificates of deposit and bankers' acceptances denominated in U.S. dollars and issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by Alliance Capital Management L.P. (the "Adviser") to be of quality equivalent to that of other such instruments in which the Portfolio may invest; (3) commercial paper of prime quality [i.e., rated A-1+ or A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by companies having outstanding debt securities rated AAA or AA by Standard & Poor's, or Aaa or Aa by Moody's] and participation interests in loans extended by banks to such companies; and (4) repurchase agreements that are collateralized fully as that term is defined in Rule 2a-7. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or The Bank of New York, the Fund's Custodian, and would create a loss to the Prime Portfolio if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. The Prime Portfolio may also invest in certificates of deposit issued by, and time deposits maintained at, foreign branches of domestic banks described in (2) above and prime quality dollar-denominated commercial paper issued by foreign companies meeting the criteria specified in (3) above. The money market securities in which the Prime Portfolio invests may have variable or floating rates of interest ("variable rate obligations") as permitted by Rule 2a-7 under the 1940 Act. Variable rate obligations have interest rates which are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the interest rate of the variable rate obligation is tied. Some variable rate obligations allow the holder to demand payment of principal and accrued interest at anytime, or at specified intervals. The Prime Portfolio follows Rule 2a-7 with respect to the diversification, quality and maturity of variable rate obligations.

         The Prime Portfolio also may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer.

         The Prime Portfolio may invest up to 25% of its total assets in U.S. dollar-denominated money market instruments issued by foreign branches of foreign banks. To the extent that the Prime Portfolio makes such investments, consideration will be given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and the lack of uniform accounting and financial reporting standards.

         Certain Fundamental Investment Policies. To maintain portfolio diversification and reduce investment risk, the Prime Portfolio may not: (1) invest more than 25% of its assets in the securities of issuers conducting their principal business activities in any one industry although there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest bearing savings deposits; (2) invest more than 5% of its assets in securities of any one issuer (except the U.S. Government) although with respect to 25% of its total assets it may invest without regard to such limitation; (3) purchase more than 10% of any class of the voting securities of any one issuer (except the U.S. Government); (4) borrow money except from banks on a temporary basis or by entering into reverse repurchase agreements for emergency or extraordinary purposes in aggregate amounts not exceeding 15% of its assets; or (5) mortgage, pledge or hypothecate its assets except to secure such borrowings; or
(6) enter into repurchase agreements, if as a result thereof, more than 10% of the Prime Portfolio's assets would be subject to repurchase agreements not terminable within seven days.

         As a matter of operating policy, the Prime Portfolio may invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer (as determined pursuant to such Rule). Fundamental policy number (2) would give the Prime Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

GOVERNMENT PORTFOLIO

         The securities in which the Government Portfolio invests are: (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"), including issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress; and (2) repurchase agreements that are collateralized in full each day by the types of securities listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or the Fund's Custodian and would create a loss to the Government Portfolio if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. The Government Portfolio may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securities, whose value may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the Government Portfolio. The money market securities in which the Government Portfolio invests may have variable or floating rates of interest ("variable rate obligations") as permitted by Rule 2a-7 under the 1940 Act. Variable rate obligations have interest rates which are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the interest rate of the variable rate obligation is tied. Some variable rate obligations allow the holder to demand payment of principal and accrued interest at anytime, or at specified intervals. The Government Portfolio follows Rule 2a-7 with respect to the diversification, quality and maturity of variable rate obligations.

         Certain Fundamental Investment Policies. To maintain portfolio diversification and reduce investment risk, the Government Portfolio may not: (1) borrow money except from banks on a temporary basis or by entering into reverse repurchase agreements for emergency or extraordinary purposes in aggregate amounts not exceeding 10% of its assets; or (2) pledge, hypothecate or in any manner transfer, as security for indebtedness, its assets except to secure such borrowings; or
(3) enter into repurchase agreements, if as a result thereof, more than 10% of the Government Portfolio's assets would be subject to repurchase agreements not terminable within seven days.

MUNICIPAL PORTFOLIOS

         As a matter of fundamental policy, each Municipal Portfolio, except when assuming a temporary defensive position, must maintain at least 80% of its total assets in high-quality municipal securities (as opposed to the taxable investments described below). Normally, substantially all of each Municipal Portfolio's income will be tax-exempt as described below.

         Each Municipal Portfolio seeks maximum current income that is exempt from income taxes, to the extent described below, by investing principally in a portfolio of high-quality municipal securities.

         GENERAL MUNICIPAL PORTFOLIO. The General Municipal Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. Such income may be subject to state or local income taxes.

         NEW JERSEY MUNICIPAL PORTFOLIO. The New Jersey Municipal Portfolio seeks maximum current income that is exempt from Federal and State of New Jersey personal income taxes by investing, except when assuming a temporary defensive position, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by the State of New Jersey or its political subdivisions. The New Jersey Municipal Portfolio will invest not less than 80% of its net assets in securities the interest on which is exempt from New Jersey personal income taxes [i.e., New Jersey municipal securities and obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities")]. In addition, during periods when the Portfolio's Adviser believes that New Jersey municipal securities that meet the Portfolio's standards are not available, the Portfolio may invest a portion of its assets in securities whose interest payments are only federally tax-exempt.

         NEW YORK MUNICIPAL PORTFOLIO.  The New York Municipal
Portfolio seeks maximum current income that is exempt from Federal, New York State and New York City personal income taxes by investing, except when assuming a temporary defensive position, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by New York State and its political subdivisions.

         CALIFORNIA MUNICIPAL PORTFOLIO. The California Municipal Portfolio seeks maximum current income that is exempt from Federal and California State personal income taxes by investing, except when assuming a temporary defensive position, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by the State of California or its political subdivisions.

         CONNECTICUT MUNICIPAL PORTFOLIO. The Connecticut Municipal Portfolio seeks maximum current income that is exempt from Federal and Connecticut personal income taxes by investing, except when assuming a temporary defensive position, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by the State of Connecticut or its political subdivisions.

         ALTERNATIVE MINIMUM TAX. Each Municipal Portfolio of the Fund may invest without limitation in tax-exempt municipal securities subject to the Federal alternative minimum tax (the
"AMT").

         Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividends paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Bonds subject to the AMT have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities. See below, "Daily Dividends and Other Distributions" and "Taxes."

         Potential investors in the New Jersey, New York, California and Connecticut Municipal Portfolios should consider the greater risk of the concentration of such Portfolios versus the safety that comes with less concentrated investments and should compare yields available on portfolios of the relevant state's issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Adviser believes that by maintaining each Municipal Portfolio's investments in liquid, short-term, high-quality investments, each Municipal Portfolio is largely insulated from the credit risks that exist on long-term municipal securities of the relevant state. See the Statement of Additional Information for a more detailed discussion of the financial condition of New Jersey, New York, California and Connecticut.

         MUNICIPAL SECURITIES. The municipal securities in which each Municipal Portfolio invests include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Examples include tax anticipation and revenue anticipation notes which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

         Each Municipal Portfolio may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Such adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of each Municipal Portfolio to maintain a stable net asset value. Variable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion. The Municipal Portfolios will comply with Rule 2a-7 with respect to its investments in variable rate obligations supported by letters of credit.

         Each of the Municipal Portfolios' municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's (Aaa and Aa, MIG 1 and MIG 2 or VMIG 1 and VMIG 2) or Standard & Poor's (AAA and AA or SP-1 and SP-2), or judged by the Adviser to be of comparable quality. Securities must also meet credit standards applied by the Adviser.

         To further enhance the quality and liquidity of the securities in which each Portfolio invests, such securities frequently are supported by credit and liquidity enhancements, such as letters of credit, from third party financial institutions. Each Portfolio continuously monitors the credit quality of such third parties; however, changes in the credit quality of such a financial institution could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

         Each Municipal Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but such commitments are not expected to comprise more than 5% of any Portfolio's net assets. A Municipal Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities. The Fund's Custodian will maintain, in a separate account of the respective Municipal Portfolio, liquid assets having value equal to, or greater than, such commitments. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for such securities takes place at a later time. Normally the settlement date occurs from within ten days to one month after the purchase of the issue. The value of when-issued securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to a Municipal Portfolio.

         TAXABLE INVESTMENTS. The taxable investments in which each Municipal Portfolio may invest include obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper and repurchase agreements.

         CERTAIN FUNDAMENTAL INVESTMENT POLICIES. To reduce investment risk, the General Municipal Portfolio may not invest more than 25% of its total assets in municipal securities whose issuers are located in the same state, and no Municipal Portfolio may: (1) invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects; (2) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets the General Municipal Portfolio may invest up to 10% per issuer; and each of the New Jersey, New York, California and Connecticut Municipal Portfolios may invest 50% of their respective total assets in as few as four issuers (but no more than 25% of total assets in any one issuer); or (3) purchase more than 10% of any class of the voting securities of any one issuer except those of the U.S. Government.

         As a matter of operating policy, effective July 1, 1998, pursuant to Rule 2a-7, the Municipal Portfolios may invest no more than 5% of their assets in the first tier (as defined in Rule 2a-7) securities of any one issuer (as determined pursuant to such Rule). Fundamental policy number (2) would give the Portfolios the ability to invest, with respect to 25% of their assets, more than 5% of their assets in any one issuer only in the event Rule 2a-7 is further amended in the future.

POLICIES APPLICABLE TO EACH PORTFOLIO

         No Portfolio will maintain more than 10% of its net assets in illiquid securities, which include "restricted securities" subject to legal restrictions on resale arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"), other than restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of the Fund, such as securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the exemption from registration in
Section 4(2) of the Securities Act.

_______________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_______________________________________________________________

OPENING ACCOUNTS

         Instruct your broker to use one or more of Alliance
Money Market Fund's Portfolios - Prime, Government, or the
General, New Jersey, New York, California or Connecticut
Municipal Portfolios in conjunction with your brokerage account.
There is no minimum for initial investment or subsequent investments.

SUBSEQUENT INVESTMENTS

         BY CHECK. Mail or deliver your check or negotiable draft, payable to your broker-dealer, who will deposit it into the Portfolio(s). Please designate the appropriate Portfolio and indicate your brokerage account number on the check or draft.

         BY SWEEP.  Your brokerage firm may offer an automatic
"sweep" for the Fund in the operation of brokerage cash accounts for its customers. Contact your broker to determine if a sweep is available and what the sweep parameters are.

REDEMPTIONS

         BY CONTACTING YOUR BROKER. Instruct your broker to order a withdrawal from your Fund account.

         BY SWEEP. If your brokerage firm offers an automatic sweep arrangement, the sweep will automatically transfer from your Fund account sufficient amounts to cover security purchases in your brokerage account.

         BY CHECKWRITING. With this service, you may write checks made payable to any payee in any amount of $100 or more. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First you must fill out the signature card which you can obtain from your broker. There is no separate charge for the check writing service. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment.

_______________________________________________________________

                     ADDITIONAL INFORMATION
_______________________________________________________________

SHARE PRICE

         Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value of each Portfolio's shares is determined each business day (i.e., any weekday exclusive of days on which the New York Stock Exchange or The Bank of New York is closed) at 12:00 Noon and 4:00 p.m. (Eastern time). The net asset value per share of a Portfolio is calculated by taking the sum of the value of that Portfolio's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

TIMING OF INVESTMENTS AND REDEMPTIONS

         The Portfolios have two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). New investments represented by Federal funds or bank wire monies received by The Bank of New York at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is received before or after 12:00 Noon.

         Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

DAILY DIVIDENDS AND OTHER DISTRIBUTIONS

         All net income of each Portfolio is determined each business day at 4:00 p.m. and is paid immediately thereafter pro rata to shareholders of record of that Portfolio via automatic investment in additional full and fractional shares of that Portfolio in each shareholder's account. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         Net income consists of all accrued interest income on a Portfolio's assets less the Portfolio's expenses applicable to that dividend period. Realized gains and losses of each Portfolio are reflected in its net asset value and are not included in its net income.

TAXES

         A prospective investor should review the more detailed discussion of Federal income tax considerations relevant to each Portfolio that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his/her own tax advisers as to the tax consequences of an investment in the Portfolios, including the status of distributions from a Portfolio in his/her own state and locality and the possible applicability of the Federal alternative minimum tax to a portion of the distributions of the New Jersey, New York, Connecticut, California and General Municipal Portfolios (the "Municipal Portfolios").

         The Fund intends to qualify each Portfolio each year as a separate "regulated investment company" and as such, each Portfolio will not be subject to Federal income and excise taxes on the investment company taxable income and net capital gains, if any, distributed to shareholders.

         PRIME PORTFOLIO AND GOVERNMENT PORTFOLIO. Shareholders of the Prime Portfolio and Government Portfolio (other than tax-exempt shareholders) will be subject to Federal income tax on the ordinary income dividends and any capital gains dividends from these Portfolios and may also be subject to state and local taxes. The laws of some states and localities, however, may exempt from some taxes dividends paid on shares of the Prime Portfolio and Government Portfolio to the extent the dividends are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities.

         DISTRIBUTIONS FROM THE MUNICIPAL PORTFOLIOS.
Distributions to you out of tax-exempt interest income earned by each Municipal Portfolio are not subject to Federal income tax (other than the AMT), but, in the case of the General Portfolio, may be subject to state or local income taxes. Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a specific preference item for purposes of the Federal individual and corporate AMT. Distributions to residents of New Jersey out of income earned by the New Jersey Portfolio from New Jersey municipal securities or U.S. Government Securities are exempt from New Jersey state personal income taxes. Distributions to residents of New York out of income earned by the New York Portfolio from New York municipal securities are exempt from and New York state and New York City personal income taxes. Distributions to residents of California out of income earned by the California Portfolio from

California municipal securities are exempt from California personal income taxes. Distributions to individuals who are residents of Connecticut out of income earned by the Connecticut Portfolio from Connecticut municipal securities are exempt from Connecticut personal income taxes. Distributions from each Portfolio to a corporate shareholder generally are not exempt from the corporate taxes imposed by the respective jurisdictions. Distributions out of taxable interest income, other investment income and short-term capital gains are taxable to you as ordinary income and distributions of long-term capital gains, if any, are taxable as long-term taxable gains irrespective of the length of time you may have held your shares. Distributions of short and long-term capital gains, if any, are normally made near year-end. Each year shortly after December 31, the Fund will send to you tax information stating the amount and type of all its distributions for the year just ended.

         GENERAL. Distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of a Portfolio. In general, distributions by a Portfolio are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by a Portfolio and received by the shareholders on December 31 of the preceding year. A statement setting forth the Federal income tax status of all distributions made (or deemed made) during the calendar year, including any portions which constitute ordinary income dividends, capital gains dividends and exempt-interest dividends and U.S. Government interest dividends will be sent to each shareholder of a Portfolio promptly after the end of each calendar year.

         YEAR 2000. Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. The Fund's Adviser, Alliance Fund Distributors, Inc. ("AFD"), the Fund's distributor, and Alliance Fund Services, Inc. ("AFS"), the Fund's transfer agent, have advised the Fund that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000 to the extent necessary to foreclose any such negative impact. In addition, the Adviser has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this Prospectus, the Fund and the Adviser have no reason to believe that these goals will not be achieved.

_______________________________________________________________

                     MANAGEMENT OF THE FUND
_______________________________________________________________

ADVISER

         Alliance Capital Management L.P. , a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained by the Fund, on behalf of each Portfolio, under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees.

         The Adviser is a leading international investment manager, supervising client accounts with assets as of December 31, 1997 totaling more than $218 billion (of which $85 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit plans, public employee retirement plans, insurance companies, banks, foundations and endowment funds. The 58 registered investment companies managed by the Adviser comprising 122 separate investment portfolios currently have over two million shareholders. As of December 31, 1997, the Adviser was retained as an investment manager of employee benefit fund assets for 31 of the Fortune 500 companies.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in the Statement of Additional Information under "Management of the Fund."

         Under its Advisory Agreement with the Fund, the Adviser provides investment advisory services and order placement facilities for the Fund. For the fiscal period ended
November 30, 1997, the Prime, Government and General Municipal Portfolios paid the Adviser an advisory fee equal to $14,448,704, $306,154 and $443,791, respectively, net of any voluntary expense reimbursements for expenses exceeding 1% of the average daily value of the net assets of each Portfolio.

         In addition to the payments to the Adviser under the Advisory Agreement described above, the Fund pays certain other costs, including (i) custody, transfer and dividend disbursing expenses, (ii) fees of the Trustees who are not affiliated persons, (iii) legal and auditing expenses, (iv) clerical, accounting, administrative and other office costs, (v) costs of personnel providing services to the Fund, as applicable,
(vi) costs of printing prospectuses and shareholder reports,
(vii) expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities and (viii) such promotional expenses as may be contemplated by an effective plan pursuant to Rule 12b-1 under the 1940 Act.

         Under a Distribution Services Agreement (the
"Agreement"), each Portfolio pays AFD at a maximum annual rate of
 .45 of 1% of the Portfolio's aggregate average daily net assets. For the fiscal period ended November 30, 1997, the Prime, Government and General Municipal Portfolios each paid a distribution fee at an annual rate of .45% of the average daily value of the net assets of each Portfolio. Substantially all such monies (together with significant amounts from the Adviser's own resources) are paid by AFD to broker-dealers and other financial intermediaries for their distribution assistance and to banks and other depository institutions for administrative and accounting services provided to the Portfolios, with any remaining amounts being used to partially defray other expenses incurred in distributing the Portfolios' shares. The Fund believes that the administrative services provided by depository institutions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely affect the Portfolios or their shareholders) in the future to maintain such legal conformity should any changes in, or interpretations of, such laws or regulations occur.

ADMINISTRATOR

         Pursuant to an Administration Agreement, ADP Financial Information Services, Inc., a wholly-owned subsidiary of Automatic Data Processing, Inc., serves as administrator of the Fund, on behalf of the Portfolios. The Administrator performs or arranges for the performance of certain services, mainly remote processing services through its propriety shareholder accounting system. ADP is entitled to receive from each Portfolio a fee computed daily and paid monthly at a maximum annual rate equal to
 .05% of such Portfolio's average daily net assets. ADP may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. ADP shall not have any responsibility or authority for any Portfolio's investments, the determination of investment policy, or for any matter pertaining to the distribution of Portfolio shares.

TRANSFER AGENT AND DISTRIBUTOR

         Alliance Fund Services, Inc., P.O. Box 1520, Secaucus,
NJ 07096-1520 and Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer
Agent and Distributor, respectively.

ORGANIZATION

         Each of the Portfolios is a series of Alliance Money Market Fund, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on October 26, 1994. The New Jersey, New York, California and Connecticut Municipal Portfolios are non-diversified series of the Fund. Each Portfolio's activities are supervised by the Trustees of the Fund. Normally, shares of each series are entitled to one vote per share, and vote as a single series, on matters that affect each series in substantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trustees.

(LOGO)                            ALLIANCE MONEY MARKET FUND

_______________________________________________________________
P.O. Box 1520, Secaucus, New Jersey 07096
Toll Free (800) 221-5672
_______________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                          April 1, 1998

_______________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus dated April 1, 1998. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                             PAGE


INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT RESTRICTIONS

MANAGEMENT OF THE FUND

PURCHASE AND REDEMPTION OF SHARES

DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE

TAXES

GENERAL INFORMATION

SPECIAL RISK FACTORS IN CONCENTRATION IN A SINGLE STATE

APPENDIX A  DESCRIPTION OF MUNICIPAL SECURITIES               A-1

APPENDIX B  DESCRIPTION OF SECURITIES RATINGS                 B-1

FINANCIAL STATEMENTS                                          F-1

____________________________
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

_______________________________________________________________

               INVESTMENT OBJECTIVES AND POLICIES
_______________________________________________________________

         The Alliance Money Market Fund (the "Fund") is an open-end management investment company. The Fund consists of seven distinct portfolios, the Prime Portfolio, the Government Portfolio, the New Jersey Municipal Portfolio, the New York Municipal Portfolio, the Connecticut Municipal Portfolio, the California Municipal Portfolio and the General Municipal Portfolio (hereinafter sometimes referred to as a "Portfolio" or the "Portfolios"). (Each of the New Jersey, New York, Connecticut, California and General Municipal Portfolios are hereinafter sometimes referred to as a "Municipal Portfolio", or collectively as or the "Municipal Portfolios"). The Prime, Government and General Municipal Portfolios have commenced operations.

         The investment objectives of each Portfolio are - in the following order of priority - safety of principal, excellent liquidity, and, to the extent consistent with the first two objectives, maximum current income (exempt from income taxes to the extent described below in the case of the New Jersey, New York, Connecticut, California and the General Municipal Portfolios). As a matter of fundamental policy, each Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. Each Municipal Portfolio, except when assuming a temporary defensive position, must maintain at least 80% of its total assets in high-quality municipal securities (as opposed to taxable investments described below). While no Portfolio may change this policy or its "other fundamental investment policies" (described below) without shareholder approval, it may, upon notice to shareholders, but without such approval, change non-fundamental investment policies or create additional series or classes of shares in order to establish portfolios which may have different investment objectives. Normally, substantially all of each Municipal Portfolio's income will be tax-exempt as described below. There can be no assurance that any Portfolio's objectives will be achieved.

         Each Portfolio will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. Accordingly, each Portfolio will invest in securities which, at the time of investment, have remaining maturities not exceeding 397 days and the average maturity of each Portfolio's investment portfolio will not exceed 90 days. A more detailed description of Rule 2a-7 is set forth on page 4.

         PRIME AND GOVERNMENT PORTFOLIOS. The investment objectives of each of the Prime Portfolio and the Government
Portfolio are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives.

MUNICIPAL PORTFOLIOS

         GENERAL MUNICIPAL PORTFOLIO. The General Municipal Portfolio (the "General Portfolio") seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. Such income may be subject to state or local income taxes.

         NEW JERSEY MUNICIPAL PORTFOLIO. The New Jersey Municipal Portfolio (the "New Jersey Portfolio") seeks maximum current income that is exempt from Federal and State of New Jersey personal income taxes by investing, as a matter of fundamental policy, except when assuming a temporary defensive position, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by the State of New Jersey or its political subdivisions. The New Jersey Portfolio will invest not less than 80% of its net assets in securities the interest on which is exempt from New Jersey personal income taxes [i.e., New Jersey municipal securities and obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities")]. In addition, during periods when the Portfolio's Adviser believes that New Jersey municipal securities that meet the Portfolio's standards are not available, the Portfolio may invest a portion of its assets in securities whose interest payments are only federally tax-exempt. Shares of the New Jersey Portfolio are offered only to New Jersey residents.

         NEW YORK MUNICIPAL PORTFOLIO. The New York Municipal Portfolio (the "New York Portfolio") seeks maximum current income that is exempt from Federal, New York State and New York City personal income taxes by investing principally in a non-diversified portfolio of high-quality municipal securities issued by New York State or its political subdivisions. Except when the New York Portfolio assumes a temporary defensive position, not less than 65% of its total assets will, as a matter of fundamental policy, be so invested. Shares of the New York Portfolio are offered only to New York State residents.

         CONNECTICUT MUNICIPAL PORTFOLIO. The Connecticut Municipal Portfolio (the "Connecticut Portfolio") seeks maximum current income that is exempt from Federal and Connecticut personal income taxes by investing principally in a non-diversified portfolio of high-quality municipal securities issued by Connecticut or its political subdivisions. Except when the Connecticut Portfolio assumes a temporary defensive position, not less than 65% of its total assets will, as a matter of fundamental policy, be so invested. Shares of the Connecticut Portfolio are offered only to Connecticut residents.

         CALIFORNIA MUNICIPAL PORTFOLIO. The California Municipal Portfolio (the "California Portfolio") seeks maximum current income that is exempt from both Federal income taxes and California personal income tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of California or its political subdivisions. Except when the California Portfolio assumes a temporary defensive position, not less than 65% of its total assets will, as a matter of fundamental policy, be so invested. Shares of the California Portfolio are available only to California residents.

POLICIES APPLICABLE TO EACH PORTFOLIO



         RULE 2A-7 UNDER THE 1940 ACT. The Fund will comply with Rule 2a-7 under the 1940 Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. Currently, pursuant to Rule 2a-7, a Portfolio may invest only in U.S. dollar-denominated "Eligible Securities," (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less; and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix attached hereto. Securities in which the Portfolios invest may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from NRSRO.

         Under Rule 2a-7 the Prime Portfolio, the Municipal Portfolios (effective July 1, 1998) and the Government Portfolio may not invest more than five percent of their respective assets in the first tier securities of any one issuer other than the United States Government, its agencies and instrumentalities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. In addition, the Prime Portfolio and the Government Portfolio may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof either the Prime Portfolio or the Government Portfolio would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities (the "second tier security restriction"). Effective July 1, 1998, the second tier security restriction applies to the Municipal Portfolios with respect to their investment in the "conduit" securities of second tier issuers. A conduit security for purposes of Rule 2a-7 is a security nominally issued by a municipality, but dependent for principal and interest payments on a non-municipal issuer's revenues from a non-municipal project.

         ILLIQUID SECURITIES. A Portfolio will not maintain more than 10% of its net assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale, other than restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees and (b) repurchase agreements not terminable within seven days.

         RESTRICTED SECURITIES. A Portfolio may purchase restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Securities Act") and commercial paper issued in reliance upon the exemption from registration in
Section 4(2) of such Act. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

         In recent years, a large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues in which a Portfolio may invest include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by

Section 4(2) of the Securities Act ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders. In recognition of this fact, the Staff of the Securities and Exchange Commission has stated that Section 4(2) paper may be determined to be liquid by the Trustees, so long as certain conditions, which are described below, are met.

         In 1990, in part to enhance the liquidity in the institutional markets for restricted securities, the Securities and Exchange Commission (the "Commission") adopted Rule 144A under the Securities Act to establish a safe harbor from the Securities Act's registration requirements for resale of certain restricted securities to qualified institutional buyers.
Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis.
An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by each Portfolio, however, could affect adversely the marketability of such portfolio securities and a Portfolio might be unable to dispose of such securities promptly or at reasonable prices.
Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of Rule 144A and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities.

         The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid.
The Trustees have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Trustees.

         The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

         (i) the frequency of trades and quotations for the security;

        (ii) the number of dealers making quotations to purchase or sell the security;

       (iii) the number of other potential purchasers of the security;

        (iv) the number of dealers undertaking to make a market in the security;

         (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer);
                and

        (vi) any applicable Commission interpretation or position with respect to such types of securities.

         To make the determination that an issue of Section 4(2) paper is liquid, the Adviser must conclude that the following conditions have been met:

         (i) the Section 4(2) paper must not be traded flat or in default as to principal or interest; and

        (ii) the Section 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO; if the security is unrated, the Adviser must determine that the security is of equivalent quality.

         The Adviser must also consider the trading market for the specific security, taking into account all relevant factors.

         Following the purchase of a restricted security by a Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.

         INVESTMENTS ISSUED BY FOREIGN BRANCHES OF BANKS.  No
Portfolio may invest 25% or more of its total assets in instruments issued by foreign branches of foreign banks.

         The Prime Portfolio may make investments in dollar-denominated certificates of deposit and bankers' acceptances issued or guaranteed by, or dollar-denominated time deposits maintained at, foreign branches of U.S. banks and U.S. and foreign branches of foreign banks, and prime quality dollar-denominated commercial paper issued by foreign companies. To the extent that the Prime Portfolio makes such investments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and the lack of uniform accounting and financial reporting standards. There can be no assurance, as is true with all investment companies, that a Portfolio's objective will be achieved.

         FUNDAMENTAL POLICIES. Each Portfolio's investment objective may not be changed without the affirmative vote of a majority of the Portfolio's outstanding shares as defined below. Except as otherwise provided, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the 1940 Act and may, therefore, be changed by the Trustees of the Portfolio without a shareholder vote. However, a Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

SPECIAL CONSIDERATIONS OF MUNICIPAL PORTFOLIOS

         NEW JERSEY, NEW YORK, CONNECTICUT AND CALIFORNIA MUNICIPAL PORTFOLIOS. Apart from the risks associated with investment in any money market fund seeking tax-exempt income, such as default by municipal issuers and fluctuation in short-term interest rates, investors in the New Jersey, New York, California and Connecticut Municipal Portfolios should consider the greater risks of each Municipal Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New Jersey, New York, California and Connecticut issues, respectively, with those of more diversified portfolios, including other states' issues, before making an investment decision. Each of such Municipal Portfolios is a non-diversified investment company and, accordingly, the permitted concentration of investments may present greater risks than in the case of a diversified company. (See below "Special Risk Factors in Concentration in a Single State.")

         To the extent that suitable New Jersey, New York, Connecticut and California municipal securities, as applicable, are not available for investment by the respective Municipal Portfolio, the respective Municipal Portfolio also may purchase municipal securities issued by other states and political subdivisions. The dividends designated as derived from interest income on such municipal securities generally will be exempt from Federal income taxes but, with respect to: (i) non-New Jersey municipal securities earned by the New Jersey Portfolio, such dividends will be subject to New Jersey personal income taxes;
(ii) non-New York municipal securities owned by the New York Portfolio, such dividends will be subject to New York state and New York City personal income taxes; (iii) non-Connecticut municipal securities owned by the Connecticut Portfolio, such dividends will be subject to Connecticut personal income taxes; and (iv) non-California municipal securities owned by the California Portfolio, such dividends will be subject to California personal income taxes.

         MUNICIPAL SECURITIES. The term "municipal securities," as used in reference to the Municipal Portfolios in the Prospectus and this Statement of Additional Information, means obligations issued by or on behalf of states, territories, and possessions of the United States or their political subdivisions, agencies and instrumentalities, the interest from which is exempt (subject to the alternative minimum tax) from Federal income taxes. The municipal securities in which each Portfolio invests are limited to those obligations which at the time of purchase:

         1. are backed by the full faith and credit of the United States Government; or

         2. are municipal notes rated MIG-1/VMIG-1 or MIG-2/VMIG-2 by Moody's Investors Service, Inc. ("Moody's") or SP-1 or SP-2 by Standard and Poor's Corporation ("S&P"), or, if not rated, are of equivalent investment quality as determined by the Adviser and ultimately reviewed by the Trustees; or

         3. are municipal bonds rated Aa or higher by Moody's, AA or higher by S&P or, if not rated, are of equivalent investment quality as determined by the Adviser and ultimately reviewed by the Trustees; or

         4. are other types of municipal securities, provided that such obligations are rated Prime-1 by Moody's, A-1 or higher by S&P or, if not rated, are of equivalent investment quality as determined by the Adviser and ultimately reviewed by the Trustees. (See Appendix A for a description of municipal securities and Appendix B for a description of these ratings.)

         No Municipal Portfolio will invest 25% or more of its total assets in the securities of non-governmental issuers conducting their principal business activities in any one industry.

         ALTERNATIVE MINIMUM TAX. Each Municipal Portfolio of the Fund may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT"). Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds") have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

         Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of an AMT-Subject Bond is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

         To further enhance the quality and liquidity of the securities in which each Portfolio invests, such securities frequently are supported by credit and liquidity enhancements, such as letters of credit, from third party financial institutions. Each Portfolio continuously monitors the credit quality of such third parties; however, changes in the credit quality of such a financial institution could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

         TAXABLE SECURITIES. Although each Municipal Portfolio of the Fund is, and expects to be, largely invested in municipal securities, each such Municipal Portfolio may elect to invest up to 20% of its total assets in taxable money market securities when such action is deemed to be in the best interests of shareholders. Such taxable money market securities also are limited to remaining maturities not exceeding 397 days at the time of a Municipal Portfolio's investment, and such Municipal Portfolio's municipal and taxable securities are maintained at a dollar-weighted average of 90 days or less. Taxable money market securities purchased by a Municipal Portfolio may include those described below:


         1. marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities; or

         2. certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit
Insurance Corporation; or

         3. commercial paper of prime quality rated A-1 or higher by S&P or Prime-1 by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P, or Aa or higher by Moody's. (See Appendix B for a description of these ratings.)

         MUNICIPAL SECURITIES GENERALLY. Municipal securities historically have not been subject to registration with the Commission. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.

OTHER INVESTMENT PRACTICES

         ASSET-BACKED SECURITIES. Each Portfolio may invest in rated, as required by Rule 2a-7 effective July 1, 1998, asset-backed securities that meet its existing diversification, quality and maturity criteria. The Portfolios may invest in unrated asset backed securities whose assets consist of obligations of one or more municipal issuers. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose entity. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. Generally, the special purpose entity is deemed to be the issuer of the asset-backed security, however, the Fund is required to treat any person whose obligations constitute ten percent or more of the assets of the asset-backed security as the issuer of the portion of the asset-backed security that such obligations represent.

         VARIABLE RATE OBLIGATIONS. The interest rate payable on certain securities in which a Portfolio may invest, called "variable rate" obligations, is not fixed and may fluctuate based upon changes in market rates. The interest rate payable on a variable rate security is adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of a Portfolio to demand prepayment of the principal amount and the accrued interest of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount and accrued interest prior to maturity. Variable rate demand obligations are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Investments may also be made in variable amount master demand notes (which may have demand features in excess of 30 days) which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between a fund, as lender, and the borrower. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is not established secondary market for these obligations, although they are redeemable at face value, plus accrued interest.
Accordingly, when these obligations are not secured by letter of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. The main benefit of a variable rate security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate securities enhances the ability of a Portfolio to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximately equal to the full principal amount. The payment of principal and interest by issuers of certain securities purchased by a Portfolio may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions.

Such guarantees may be considered in determining whether a security meets a Portfolio's investment quality requirements.

         Variable rate obligations purchased by a Portfolio may include participation interests in variable rate industrial development bonds that are backed by irrevocable letters of credit or guarantees of banks that meet the criteria for banks described above in "Taxable Securities." Purchase of a participation interest gives a Portfolio an undivided interest in certain such bonds. A Portfolio can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of such Portfolio's participation interest in the instrument, plus accrued interest, but will generally do so only (i) as required to provide liquidity to such Portfolio, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the demand instrument. Banks retain portions of the interest paid on such variable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. The Portfolios follow Rule 2a-7 with respect to their investments in variable rate instruments supported by letters of credit and participation interests. Such Portfolio will not purchase participation interests in variable rate industrial development bonds unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by such Portfolio from the bonds in which it holds participation interests is exempt from Federal income taxes. The Adviser will monitor the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by such Portfolio on the basis of published financial information, rating agency reports and other research services to which the Adviser may subscribe.

         STANDBY COMMITMENTS. A Portfolio may purchase securities together with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "standby commitment," and the aggregate price which such Portfolio pays for securities with a standby commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Portfolio to be as fully invested as practicable in securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Portfolio acquires standby commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, each Portfolio's policy is to enter into standby commitment transactions only with securities dealers which are determined to present minimal credit risks.

         The acquisition of a standby commitment does not affect the valuation or maturity of the underlying securities which continue to be valued in accordance with the amortized cost method. Standby commitments acquired by a Portfolio are valued at zero in determining net asset value. Where a Portfolio pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of a Portfolio's portfolio of securities. Stand-by commitments are not expected to comprise more than 5% of any Portfolio's net assets.

         WHEN-ISSUED SECURITIES. Securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month after the purchase of bonds and notes. During the period between purchase and settlement, no payment is made by a Portfolio to the issuer and, thus, no interest accrues to such Portfolio from the transaction. When-issued securities may be sold prior to the settlement date, but a Portfolio makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of each Portfolio, cash, U.S. Government or other liquid assets, having value equal to, or greater than, such commitments. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, a Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value. No when-issued commitments will be made if, as a result, more than 15% of a Portfolio's net assets would be so committed.

         GENERAL. Yields on debt securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. (An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. There can be no assurance, as is true with all investment companies, that a Portfolio's objectives will be achieved. The achievement of a Portfolio's investment objectives is dependent in part on the continuing ability of the issuers of securities in which a Portfolio invests to meet their obligations for the payment of principal and interest when due. Each Portfolio generally will hold securities to maturity rather than follow a practice of trading. However, a Portfolio may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in securities markets.)

         REPURCHASE AGREEMENTS. Each Portfolio may also enter into repurchase agreements pertaining to the types of securities in which it may invest. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Each Portfolio requires continuous maintenance of collateral in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Portfolio might be delayed in selling the collateral. Repurchase agreements may be entered into with member banks of the Federal Reserve System (including the Fund's Custodian) or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. It is each Portfolio's current practice to enter into repurchase agreements only with such primary dealers and its Custodian, and the Fund has adopted procedures for monitoring the creditworthiness of such organizations. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the money market fund is (i) collateralized fully; (ii) the collateral (as defined in such Rule) consists entirely of cash, U.S. Governmental securities and other first tier securities; and (iii) the repurchase agreement would qualify for an exclusion from any automatic stay of creditors' rights under applicable insolvency law. Accordingly, the vendor of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

         REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements, which involve the sale of securities held by such Portfolio with an agreement to repurchase the securities at an agreed upon price, date and interest payment, although no Portfolio currently intends to enter into such agreements.

_______________________________________________________________

                     INVESTMENT RESTRICTIONS
_______________________________________________________________

         Unless specified to the contrary, the following restrictions apply to each Portfolio and are fundamental policies which may not be changed with respect to each Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any Portfolio (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Portfolio's assets will not constitute a violation of that restriction.

         Each Portfolio:

         1. May not, in the case of the Prime Portfolio, invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction and those set forth in restrictions 2 and 3 below, a Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

         2. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) except that with respect to 25% of its total assets (50% in the case of the New Jersey Municipal Portfolio, the New York Municipal Portfolio, the Connecticut Municipal

Portfolio and the California Municipal Portfolio), (i) the General Municipal Portfolio may invest not more than 10% of its total assets in the securities of any one issuer and (ii) each of the New Jersey, New York, Connecticut and California Municipal Portfolios may invest in the securities of as few as four issuers (provided that no more than 25% of the respective Municipal Portfolio's total assets are invested in the securities of any
one issuer).*   For purposes of such 5% and 10% limitations, the
issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;

         3. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         4. May not, in the cases of the Prime Portfolio and the Government Portfolio, borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% (10% in the case of the Government Portfolio) of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur. Such borrowings may not be used to purchase investments and such Portfolio will not purchase any investment while any such borrowings exist;

         5. May not, in the cases of the Prime Portfolio and the Government Portfolio, pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 4. To meet the requirements of regulations in certain states, a Portfolio, as a matter of operating policy, will limit any such pledging, hypothecating or mortgaging to 15% of its total assets, valued at market, so long as shares of such Portfolio are being sold in those states;

         6. May not make loans of money or securities except by the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

_________________________

* As a matter of operating policy, pursuant to Rule 2a-7 the Municipal Portfolios will, effective July 1, 1998, investment no more than 5% of their assets in First Tier securities of any one issuer.

         7. May not enter into repurchase agreements (i) not terminable within seven days if, as a result thereof, more than 10% of a Portfolio's total assets would be committed to such repurchase agreements (whether or not illiquid) or other illiquid investments, or (ii) with a particular issuer** if immediately thereafter more than 5% of such Portfolio's assets would be committed to repurchase agreements entered into with such issuer; or

         8. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts;
(d) purchase securities on margin, or maintain more than 10% of its net assets in illiquid securities (which include "restricted securities" subject to legal restrictions on resale arising from an issuer's reliance upon certain exemptions from registration under the Securities Act), however, a Portfolio may purchase restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of the Fund;
(e) make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; (f) purchase or retain securities of any issuer if those officers and Trustees of the Fund and officers and directors of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (g) act as an underwriter of securities.

         In addition, each Municipal Portfolio may not invest more than 25% of its total assets in municipal securities
(a) whose issuers are located in the same state, or (b) the interest upon which is paid from revenues of similar-type projects, except that subsection (a) of this restriction applies only to the General Municipal Portfolio.







_________________________

** Pursuant to Rule 2a-7, the seller of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

_______________________________________________________________

                     MANAGEMENT OF THE FUND
_______________________________________________________________

TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Fund and their primary occupations during the past five years are set forth below. Certain of the Trustees and officers also may be a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, NY 10105.

TRUSTEES



         RONALD M. WHITEHILL,*** 59, President, is Senior Vice
President of Alliance Capital Management Corporation ("ACMC")**** and President of Alliance Cash Management Services with which he has been associated since 1993.

         JOHN D. CARIFA,*** 53, Chairman of the Board, is the
President, Chief Operating Officer and a Director of ACMC with which he has been associated since prior to 1993.

         PETER QUICK,*** 42, is President and Director of Quick &
Reilly Group, Inc., since March 1994. Prior to March 1994, he was President of U.S. Clearing Corp. His address is 230 South
County Road, Palm Beach, Florida.

         RICHARD S. BORISOFF,*** 52, is a member of the law firm of Paul, Weiss, Rifkind, Wharton & Garrison with which he has been associated with since prior to 1993. He is a Director of Stanley and Elsie Roth Foundation (charitable foundation) and BAR Assurance and Reinsurance Limited (insurance company). His address is 1285 Avenue of the Americas, New York, NY 10019.

         JEFFREY M. COLE, 51, is a member of the law firm of Baer Marks & Upham with which he has been associated since prior to 1993. He is a Director of Rigel Communications, Inc. (cable systems) and an Adjunct Professor of Law at New York University

_________________________

*** Interested person of the Fund as defined in the 1940 Act.

****For purposes of this Statement of Additional Information, ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

School of Law.  His address is 805 Third Avenue, New York, New
York 10022.

         RICHARD J. DALY, 44, is Group Co-President of ADP
Financial Information Services, Inc. and Corporate Vice President of Automatic Data Processing, Inc. since January 1989. His address is 51 Mercedes Way, Edgewood, New York, 11717.

         WILLIAM H. FOULK, JR., 65, is an investment adviser and independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1993. His address is 2 Greenwich Plaza, Greenwich, CT 06830.

         ARTHUR S. KRANSELER, 63, was previously Corporate Vice-President of Corporate Development for Automatic Data Processing, Inc. (information services data processing) with which he had been associated since prior to 1993. His address is 3407 South Ocean Boulevard, Suite 5-C, Highland Beach, Florida 33487.

         ROBERT A. LEWIS, 44, is a member of the law firm
McCutchen, Doyle, Brown & Enersen with which he has been associated since prior to 1993. His address is Three Embarcadero
Center, Suite 2800, San Francisco, California 94111.

         CLIFFORD L. MICHEL, 58, is a member of the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1993. He is President and Chief Executive Officer of Wenonah Development Company (investment holding company) and a Director of Placer Dome Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         WILLIAM L. RHOADS III, 69, is a financial consultant. Previously, he was Chairman, Trust and Investment Committee, J.P. Morgan Delaware (banking) and President and Chief Executive Officer of C.F. Kettering, Incorporated (holding company). Currently, President and Director of the following holding companies: TRP Finance, Inc., Church Street Holdings, Inc. and New Century Holdings, Inc., Vice Chairman and Director of
ADP Atlantic, Inc. and Affiliates and a Director of ADP Insurance Company, Ltd. His address is 1009 Barley Drive, Wilmington, Delaware.

         RICHARD R. STUMM, 39, is Vice President of Automatic
Data Processing/Financial Information Services Division with which he has been associated since prior to 1993. His address is 2 Journal Square Plaza, Jersey City, NJ 07306.

OFFICERS

         JOHN R. BONCZEK, 38, Senior Vice President, is a Vice
President of ACMC with which he has been associated since prior to 1993.

         KATHLEEN A. CORBET, 38, Senior Vice President, is an
Executive Vice President of ACMC since July 1993. Prior thereto, she was employed by Equitable Capital since prior to 1993.



         ROBERT I. KURZWEIL, 47, Senior Vice President, has been a Vice President of ACMC since May 1994. Previously, he was Vice President of Sales and Business Development for Automatic Data Processing with which he had been associated since prior to 1993.

         PATRICIA NETTER, 47, Senior Vice President, is a Vice
President of ACMC with which she has been associated since prior to 1993.

         RAYMOND J. PAPERA, 42, Senior Vice President, is a
Senior Vice President of ACMC with which he has been associated since prior to 1993.

         KENNETH T. CARTY, 37, Vice President, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1993.

         JOHN F. CHIODI, 31, Vice President, is a Vice President of ACMC with which he has been associated since prior to 1993.

         DORIS T. CILIBERTI, 34, Vice President, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1993.

         LINDA D. NEIL, 37, Vice President, is an Assistant Vice
President of ACMC with which she has been associated since August
1993.  Previously, she was an Associate Director of The Reserve
Fund since prior to 1993.

         EDMUND P. BERGAN, Jr., 47, Secretary, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
("AFD") with which he has been associated since prior to 1993.

         MARK D. GERSTEN, 47, Treasurer and Chief Financial
Officer, is a Senior Vice President of Alliance Fund Services,
Inc. with which he has been associated since prior to 1993.

         VINCENT S. NOTO, 32, Controller, is an Assistant Vice
President of Alliance Fund Services, Inc. with which he has been associated since prior to 1993.

         The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are "affiliated persons" of the Adviser.
The aggregate compensation to be paid by the Fund to each of the Trustees during its current fiscal year ending November 30, 1997 (estimating future payments based upon existing arrangements), the aggregate compensation paid to each of the Trustees during calendar year 1996 by all of the Funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in The Alliance Fund Complex provides compensation in the form of pensions or retirement benefits to any of its directors or trustees.


                                               Total Number
                                               of Investment   Total Number of
                                               Portfolios      Funds in The
                                               Within the      Alliance Fund
                                               Funds,          Complex,
                                  Total        Including the   Including The
                                  Compensation Fund, as to     Fund, as to
                     Aggregate    From the     which the       which the
                     Compensation Alliance     Trustee is a    Trustee is a
Name of Trustee      from the     Fund         Director or     Director or
of the Fund          Fund         Complex      Trustee         Trustee

John D. Carifa        $0            $0           54                118
Richard S. Borisoff   $3,000        $2,500       1                 3
Jeffrey M. Cole       $3,000        $3,000       1                 3
Richard J. Daly       $0            $0           1                 3
William H. Foulk, Jr. $3,039        $176,250     48                113
Arthur S. Kranseler   $3,000        $3,000       1                 3
Robert A. Lewis       $3,000        $3,000       1                 3
Clifford L. Michel    $3,015        $194,500     41                92
Peter Quick           $0            $0           1                 3
William L. Rhoads III $3,500        $3,500       1                 3
Richard R. Stumm      $0            $0           1                 3
Ronald M. Whitehill   $0            $0           1                 3


         As of March 16, 1998, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

         Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees.

         The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1997 of more than $218 billion (of which more than $85 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included as of December 31, 1997, 31 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employ approximately 1,500 employees who operate out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Chennai, Istanbul, London, Madrid, Mumbai, Paris, Singapore, Tokyo and Toronto and affiliate offices in Vienna, Warsaw, Hong Kong, Sao Paulo and Moscow. The 58 registered investment companies comprising 122 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of the Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of the Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP a French insurance holding company which at September 30, 1997, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1997, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA-UAP is a holding company for an international group of insurance and related financial services companies. AXA-UAP's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA-UAP is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA-UAP, as of September 30, 1997, more than 25% of the voting power of AXA-UAP was controlled directly and indirectly by FINAXA, a French holding company. As of September 30, 1997 more than 25% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 25% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA-UAP and FINAXA.

         Under the Advisory Agreement, each of the Portfolios pays an advisory fee at the annual rate of .50 of 1% of the average daily net assets of each Portfolio. The fee is accrued daily and paid monthly. For the year ended November 30, 1997, the Adviser received from the Prime, Government and General Municipal Portfolios, advisory fees of $14,448,704, $306,154 and $443,791, respectively. For the period December 29, 1995 (commencement of operations) through November 30, 1996 for the Prime and Government Portfolios, and for the period December 13, 1995 (commencement of operations) through November 30, 1996 for the General Municipal Portfolio, the Adviser received from the Fund net advisory fees of $10,427,618, $412,525 and $500,241, respectively. The Adviser may, from time to time, voluntarily waive a portion of its advisory fees payable from one or more of the Portfolios. The Adviser has voluntarily agreed to reimburse each Portfolio to the extent that its aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets unless such reimbursement is eliminated or modified upon approval of the Trustee prior thereto. For the year ended November 30, 1997, the Adviser reimbursed the Prime, Government and General Municipal Portfolios $923,957, $255,475 and $247,578,
respectively. For the period ended November 30, 1996, the Adviser reimbursed the Prime, Government and General Municipal Portfolios $4,434,560, $330,256 and $368,300, respectively. In accordance with the Distribution Services Agreement described below, each Portfolio of the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Portfolio. Each Portfolio also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities. Each Portfolio pays all other expenses incurred in its operations, including the Adviser's fees; the Administration fees (as described below); custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, accounting and other office costs; fees and expenses of Trustees who are not affiliated persons; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to each Portfolio by the Adviser under the Advisory Agreement, each Portfolio may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates; if so done the services may be provided to each Portfolio at cost, as applicable, and the payments therefore must be specifically approved in advance by the Fund's Trustees.

         The Advisory Agreement became effective on March 16, 1995. Continuance of the Advisory Agreement until February 28, 1999 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on January 21, 1998. The Advisory Agreement remains in effect from year to year provided that such continuance is specifically approved at least annually by a vote of a majority of the outstanding shares of each Portfolio or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Agreement, or interested persons as defined in the Act. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of each Portfolio; and it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

THE ADMINISTRATOR

         Pursuant to an Administration Agreement, dated as of March 16, 1995 (the "Administration Agreement"), ADP Financial Information Services, Inc., a wholly-owned subsidiary of Automatic Data Processing, Inc., serves as administrator of the Fund, on behalf of the Portfolios. The Administrator provides certain administrative and shareholder accounting services, consisting primarily of remote processing services through its proprietary shareholder accounting system including, among other responsibilities, providing a direct interface between the Fund's Transfer Agent and the Administrator's proprietary shareholder accounting system, coordinating the negotiation of contracts and fees with, and the monitoring of performance of, the Fund's independent contractors and agents; arranging for, or overseeing of, the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and providing accounting and bookkeeping services. ADP does not have any responsibility or authority for the management of the Portfolios, the determination of investment policy, or for any matter pertaining to the distribution of the Fund's shares.

         Under the Administration Agreement, ADP may render similar administrative services to others. The Administration Agreement is terminable without penalty by the Fund on behalf of each Portfolio on 60 days' written notice to ADP (which notice may be waived by ADP) or by ADP on 60 days' written notice to the Fund (which notice may be waived by the Fund). The Administration Agreement also provides that ADP shall not be liable for any error of judgment or mistake of law, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties under the Administration Agreement.

         In addition, the Administration Agreement provides that, in the event the operating expenses of any Fund or Portfolio, including all investment advisory and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to a Portfolio imposed by the securities laws or regulations thereunder of any Portfolio are qualified for sale, as such limitations may be raised or lowered from time to time, ADP shall reduce its administration fee (which fee is described below).
The amount of any such reduction to be borne by ADP shall be deducted from the monthly administration fee otherwise payable to ADP during such fiscal year; and if such amounts should exceed the monthly fee, shall pay to each Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

         In consideration of the services provided by ADP pursuant to the Administration Agreement, ADP receives from each Portfolio a fee computed daily and paid monthly at a maximum annual rate equal to .05% of each of the Portfolio's average daily net assets. ADP may voluntarily waive a portion of the fees payable to it with respect to each Portfolio under the Administration Agreement. For the fiscal year ended November 30, 1997, ADP received from the Prime, Government and General Municipal Portfolios, net administration fees of $693,127, $25,324 and $31,551, respectively. For such period, ADP waived its fee in the amount of $844,140, $30,838 and $37,587, respectively, for the Prime, Government and General Municipal Portfolios. ADP pays the fees and expenses of the Trustees who are affiliated with ADP.

DISTRIBUTION SERVICES AGREEMENT

         Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund, on behalf of the Portfolios, has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan"). Pursuant to the Plan, each Portfolio pays to the Distributor a Rule 12b-1 distribution services fee, which may not exceed an annual rate of
 .45% of each Portfolio's aggregate average daily net assets. In addition, under the Agreement the Adviser may make payments for distribution assistance and for administrative and accounting services from its own resources which may include the management fee paid by each Portfolio. The Agreement became effective on March 16, 1995.

         Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, including Donaldson, Lufkin & Jenrette Securities Corporation and its Pershing Division, affiliates of the Adviser, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and
(ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement, the Trustees determined that there was a reasonable likelihood that the Agreement would benefit each Portfolio and its shareholders. For the year ended November 30, 1997, the Prime Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $13,835,395 which constituted .45% at an annual rate of the Portfolio's average daily net assets and the Adviser made payments from its own resources as described above aggregating $5,617,592. Of the $19,452,986 paid by the Adviser and the Portfolio under the Agreement, $797,000 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders; and $18,655,987 was paid to broker-dealers and other financial intermediaries for distribution assistance. For the year ended November 30, 1997, the Government Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $505,465 which constituted .45% at an annual rate of the Portfolio's average daily net assets and the Adviser made payments from its own resources as described above aggregating $205,002. Of the $710,467 paid by the Adviser and the Portfolio under the Agreement, $29,000 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders; and $681,467 was paid to broker-dealers and other financial intermediaries for distribution assistance. For the year ended November 30, 1997, the General Municipal Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $622,231 which constituted .45% at an annual rate of the Portfolio's average daily net assets and the Adviser made payments from its own resources as described above aggregating $233,861. Of the $856,092 paid by the Adviser and the Portfolio under the Agreement, $61,000 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders; and $795,092 was paid to broker-dealers and other financial intermediaries for distribution assistance.

         The administrative and accounting services provided by broker-dealers, depository institutions and other financial institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding each Portfolio. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative and accounting services described above. The Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

         The Treasurer of the Fund reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the 1940 Act) are committed to the discretion of the disinterested Trustees then in office.

         The Agreement became effective on March 16, 1995. Continuance of the Agreement until February 28, 1999 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on January 21, 1998.

         The Agreement may be continued annually if approved by a majority vote of the Trustees who neither are interested persons of the Fund or a Portfolio nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose.

         All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which a Portfolio may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Portfolio. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of a Portfolio or by the Adviser. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than 60 days' written notice by a vote of the majority of non- party Trustees, by a vote of a majority of the outstanding shares of a Portfolio, or by the Adviser and will terminate automatically in the event of its assignment.

         The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to .75% and .25%, respectively, of average annual net assets.

_______________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_______________________________________________________________

         The Fund, on behalf of each Portfolio, may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         Shareholders maintaining Portfolio accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Portfolio itself so that the institutions may properly process such orders prior to their transmittal to The Bank of New York ("BONY"). Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Portfolio until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. For example, the Portfolio's distributor accepts purchase orders from its customers up to 2:15 p.m. (New York time) for issuance at the 4:00 p.m. transaction time and price. A brokerage firm acting on behalf of a customer in connection with transactions in Portfolio shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Orders for the purchase of Portfolio shares become effective at the next transaction time after Federal funds or bank wire monies become available to BONY for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at BONY by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

         All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value.
To avoid unnecessary expense to a Portfolio and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, check-writing or periodic redemption procedures. The Fund, on behalf of each Portfolio, reserves the right to reject any purchase order.

         A "business day," during which purchases and redemptions of Portfolio shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of national holidays on which the New York Stock Exchange is closed and Good Friday and Martin Luther King Jr. Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by each Portfolio at such time and the income earned.

_______________________________________________________________

       DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE
_______________________________________________________________

         All net income of each Portfolio is determined after the close of each business day, currently 4:00 p.m. New York time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record of that Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         A Portfolio's net income consists of all accrued interest income on Portfolio assets less expenses allocable to that Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses are reflected in a Portfolio's net asset value and are not included in net income. Net asset value per share of each Portfolio is expected to remain constant at $1.00 since all net income of each Portfolio is declared as a dividend each time net income is determined and net realized gains and losses are expected to be relatively small.

         The valuation of each Portfolio's securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of a Portfolio may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

         Each Portfolio utilizes the amortized cost method of valuation of its securities in accordance with the provisions of Rule 2a-7 under the 1940 Act. Pursuant to such Rule, each Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases instruments which, at the time of investment, have remaining maturities of no more than 397 days, and invests only in securities of high quality. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share of each Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Portfolio's holdings by the Trustees at such intervals as they deem appropriate to determine whether and to what extent the net asset value of each Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation as to any Portfolio exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, should be initiated. In the event the Trustees determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments held by the affected Portfolio prior to maturity to realize capital gains or losses or to shorten average portfolio maturity;
(2) withholding dividends of net income on shares of that Portfolio; or (3) establishing a net asset value per share of that Portfolio by using available market quotations or equivalents.

         The net asset value of the shares of each Portfolio is determined each business day (and on such other days as the Trustees deem necessary) at 12:00 Noon and 4:00 p.m. New York time. The net asset value per share of a Portfolio is calculated by taking the sum of the value of that Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

_______________________________________________________________

                              TAXES
_______________________________________________________________

FEDERAL INCOME TAX CONSIDERATIONS

         Each of the Fund's Portfolios has qualified for each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since each Portfolio of the Fund distributes all of its net income and capital gains, each Portfolio should thereby avoid all Federal income and excise taxes.

         Shareholders generally are not subject to Federal income tax with respect to distributions out of tax-exempt interest income earned by each Municipal Portfolio of the Fund. See, however, "Alternative Minimum Tax" above.

         Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Long-term capital gains, if any, distributed by the Fund to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Distributions of short and long-term capital gains, if any, are normally made once each year near calendar year-end, although such distributions may be made more frequently if necessary in order to maintain the Fund's net asset value at $1.00 per share.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible for Federal income tax purposes. Under rules of the Internal Revenue Service for determining when borrowed funds are used for purchasing or carrying particular assets, shares may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Further, persons who are "substantial users" (or related persons) of facilities financed by private activity bonds (within the meaning of Section 147(a) of the Code) should consult their tax advisers before purchasing shares of a Municipal Portfolio.

         Substantially all of the dividends paid by each Municipal Portfolio are anticipated to be exempt from Federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from Federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

         Each Portfolio generally will be required to withhold tax at the rate of 31% with respect to dividends of net ordinary income and net realized capital gains payable to a noncorporate shareholder unless the shareholder certifies on his subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.

STATE INCOME TAX CONSIDERATIONS

         PRIME PORTFOLIO AND GOVERNMENT PORTFOLIO. Shareholders of the Prime Portfolio and the Government Portfolio may be subject to state and local taxes on distributions from the Prime Portfolio and Government Portfolio. The laws of some states may exempt from some taxes dividends from the Prime Portfolio or the Government Portfolio to the extent such dividends are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities.

         GENERAL PORTFOLIO.  Shareholders of the General
Portfolio may be subject to state and local taxes on distributions from the General Portfolio, including distributions which are exempt from Federal income taxes. Each investor should consult his own tax adviser to determine the tax status of distributions from the General Portfolio in his particular state and locality.

         NEW YORK PORTFOLIO. Shareholders of the New York Portfolio who are individual residents of New York are not subject to the New York State or New York City personal income taxes on distributions from the New York Portfolio which are designated as derived from municipal securities issued by the State of New York or is political subdivisions. Distributions from the New York Portfolio are, however, subject to the New York Corporate Franchise Tax payable by corporate shareholders.

         CALIFORNIA PORTFOLIO. Shareholders of the California Portfolio who are individual residents of California are not subject to the California personal income tax on distributions from the California Portfolio which are designated as derived from municipal securities issued by the State of California or its political subdivisions. Distributions from the California Portfolio are, however, subject to the California Corporate Franchise Tax payable by corporate shareholders.

         CONNECTICUT PORTFOLIO. Shareholders of the Connecticut Portfolio who are individual residents of Connecticut are not subject to Connecticut personal income taxes on distributions from the Connecticut Portfolio which are designated as derived from municipal securities issued by the State of Connecticut or its political subdivisions.

         NEW JERSEY PORTFOLIO. Shareholders of the Portfolio who are individual residents of New Jersey are not subject to the New Jersey personal income tax on distributions from the Portfolio which are designated as derived from municipal securities issued by the State of New Jersey or its political subdivisions or U.S. Government Securities as defined in the Prospectus.
Distributions from the Portfolio are, however, subject to the New Jersey Corporation Business (Franchise) Tax and the New Jersey Corporation Income Tax payable by corporate shareholders.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

         PORTFOLIO TRANSACTIONS. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for securities transactions for each Portfolio. Because the Portfolios invest in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Portfolio's shares since the Portfolio's transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

         The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with each Portfolio. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Portfolio securities will not be purchased from or sold to the Adviser's affiliate, Donaldson, Lufkin & Jenrette, Inc., or any subsidiary or affiliate of the parent. For the year ended November 30, 1997, the Prime, Government and General Municipal Portfolios paid $-0-, $-0- and $-0-, respectively, for brokerage commissions.

         CAPITALIZATION. All shares of each Portfolio, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series for the election of Trustees and on any other matter affecting all Portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as separate classes. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the 1940 Act.

         As of March 16, 1998, there were 4,020,381,338.46 shares of beneficial interest of the Fund outstanding. Of this amount 3,721,882,870.37 were for the Prime Portfolio; 137,599,571.35 were for the Government Portfolio and 160,898,896.74 were for the General Municipal Portfolio. To the knowledge of the Fund the following persons owned of record and no person owned beneficially, 5% or more of the outstanding shares of the Portfolio as of March 16, 1998.




                                                          % of
Name and Address                 No. of Shares          Portfolio
________________                 _____________          _________

Prime Portfolio

U.S. Clearing                    2,914,467,673             99%
Omnibus Acct.
f/b/o Customers
26 Broadway, 12th Floor
New York, NY  10004-1801

Government Portfolio

U.S. Clearing                      108,114,537             99%
Omnibus Acct.
f/b/o Customers
26 Broadway, 12th Floor
New York, NY  10004-1801

General Municipal Portfolio

U.S. Clearing                      120,932,019             89%
Omnibus Acct.
f/b/o Customers
26 Broadway, 12th Floor
New York, NY  10004-1801

Wayne Hummer                        12,778,270              9%
f/b/o Customers
Omnibus Acct.
300 South Wacker Drive
Chicago, IL  60606

         SHAREHOLDER LIABILITY. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of each Portfolio. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Portfolios for all loss and expense of any shareholder of a Portfolio held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio would be unable to meet its obligations. In the review of the Adviser, such risk is not material.

         LEGAL MATTERS. The legality of the shares offered hereby has been passed upon by Seward & Kissel, New York, New York, counsel for the Fund. Seward & Kissel has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

         ACCOUNTANTS. An opinion relating to each Portfolio's financial statements is given herein by McGladrey & Pullen LLP, New York, New York, independent auditors for the Fund.

         YIELD QUOTATIONS AND PERFORMANCE INFORMATION. Advertisements containing yield quotations for one or more Portfolios for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933.

         Yield quotations for a Portfolio are thus determined by
(i) computing the net change over a seven-day period, exclusive of the capital changes, in the value of a hypothetical pre-existing account having a balance of one share of such Portfolio at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and
(iii) multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. A Portfolio's effective annual yield represents a compounding of the annualized yield according to the formula:

     effective yield = [(base period return + 1) 365/7] - 1.

         The Prime Portfolio's yield for the seven-day period ended November 30, 1997 was 4.74% which is the equivalent of a 4.85% compounded effective yield. Absent expense reimbursement, the annualized yield for this period would have been 4.68%, equivalent to an effective yield of 4.79%. The Government Portfolio's yield for the seven-day period ended November 30, 1997 was 4.67% which is the equivalent of a 4.78% compounded effective yield. Absent expense reimbursement, the annualized yield for this period would have been 4.42%, equivalent to an effective yield of 4.53%. The General Municipal Portfolio's yield for the seven-day period ended November 30, 1997 was 3.06% which is the equivalent of a 3.11% compounded effective yield. Absent expense reimbursement, the annualized yield for this period would have been 2.85%,equivalent to an effective yield of 2.90%.

         Depending on an investor's tax bracket, an individual investor may earn a substantially higher after-tax return from a Portfolio than from comparable investments whose income is taxable. For example, a 5% tax-exempt yield of the New Jersey Portfolio for an investor in the top 1997 Federal (39.6%) and New Jersey (____%) personal income tax brackets would be equivalent to a taxable yield of ____%. A 5% tax-exempt yield of the New York Portfolio for an investor in the top 1997 Federal, New York state (____%), and New York City (____%) personal income tax brackets would be equivalent to a taxable yield of ____%. A 5% tax-exempt yield of the Connecticut Portfolio for an investor in the top 1997 Federal and Connecticut (____%) personal income tax brackets would be equivalent to a taxable yield of ____%. A 5% tax-exempt yield of the California Portfolio for an investor in the top 1997 Federal and California (____%) personal income tax brackets would be equivalent to a taxable yield of ____%. A 5% tax-exempt yield of the General Portfolio received by an investor subject to the top 1997 Federal personal income tax rate would be equivalent to a taxable yield of 8.28%.

         In each of these examples it is assumed that an investor is not subject to state and local income taxes and that the investor is not subject to federal alternative minimum tax. Taxable equivalent yield is computed by dividing that portion of the yield of a Municipal Portfolio that is tax exempt (assumed for purposes of these examples to be the entire yield of 5%) by one minus the applicable marginal income tax rate (39.6%; the combined effective federal and state marginal income tax rates in the case of a State Municipal Portfolio) and adding the quotient to that portion, if any, of the yield of the Municipal Portfolio that is not tax-exempt.

         From time to time the Municipal Portfolios may advertise hypothetical tax equivalent yields in advertising. These will be used for illustrative purposes only and not as representative of a Municipal Portfolio's past or future performance.

         PERIODIC DISTRIBUTION PLANS. Without affecting shareholders' right of using any of the methods of redemption described above, by checking the appropriate boxes on the Application Form shareholders may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan shareholders receive monthly payments of all the income earned in his or her Portfolio account, with payments forwarded shortly after the close of the month. Under the Systematic Withdrawal Plan, shareholders may request checks in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, shareholders can order, via signature-guaranteed letter to the Portfolio, such periodic payments to be sent to another person.

         REPORTS. You will receive semi-annual and annual reports of the Portfolio(s) in which you are a shareholder as well as a monthly summary of your account. You can arrange for a copy of each of your account statements to be sent to other parties.
_______________________________________________________________

     SPECIAL RISK FACTORS IN CONCENTRATION IN A SINGLE STATE
_______________________________________________________________

         The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded that state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors of its state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the concentration of the New Jersey, New York, Connecticut or California Municipal Portfolio (individually, a "State Portfolio") versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of the relevant state's issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Adviser believes that by maintaining each State Portfolio's investment portfolio in liquid, short-term, high-quality investments, including the participation interests and other variable rate obligations that have credit support such as letters of credit from major financial institutions, the State Portfolio is largely insulated from the credit risks that exist on long-term municipal securities of the relevant state.

         The following summaries are included for the purpose of providing a general description of credit and financial conditions of New Jersey, New York, Connecticut, and California and are based on information from official statements made available during 1996 in connection with the issuance of certain securities and does not purport to be complete. While the Fund has not undertaken to independently verify such information, it has no reason to believe that such information is not correct in all material aspects. These summaries do not provide specific information regarding all securities in which each Portfolio is permitted to invest and in particular do not provide specific information on the private business entities whose obligations support the payments on AMT-Subject Bonds.

NEW JERSEY PORTFOLIO

         ECONOMIC CLIMATE. New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,062 persons per square mile, it is the most densely populated of all the states. New Jersey's .59% rate of annual population growth between 1990 and 1993, while comparing favorably with other Middle Atlantic States, was less than the national ratio of increase.

         The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by commercial agriculture. In 1976, voters approved casino gambling for Atlantic City, and that city has again become an important State tourist attraction.

         Total personal income in New Jersey stood at $187.2 billion for 1990 and increased to $210.6 billion for 1993. Personal income increased 3.2% between 1992 and 1993 but was below the national rate at 4.4%. Historically, New Jersey's average per capita income has been well above the national average. The differential narrowed during the 1970s but widened in the 1980s. In 1993, the State ranked second among all states in per capita personal income ($26,732).

         After experiencing a boom during the mid-1980s, New Jersey as well as the rest of the Northeast United States slipped into a slowdown well before the onset of the national recession which officially began in July 1990 (according to the National Bureau of Economic Research). Initially, this slowdown was an expected response to the State's tight labor market and the fewer number of persons entering the labor force. By the beginning of the national recession, there had already been a decline in construction activity and the growth in the service sectors and the long-term downtrend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing.

         Reflecting the downturn, the rate of unemployment in New Jersey rose from 3.6% during the first quarter of 1989 to an estimated 6.6% in 1991. In 1992, the State's unemployment rate moved ahead of the nation's for the first time in a decade to an annual average of 8.4% versus 7.4% nationally. In 1993, unemployment fell to 7.4% in New Jersey and 6.8% in the United States.

         In the first nine months of 1994, relative to the same period a year ago, job growth took place in services (3.5%) and construction (5.7%), more moderate growth took place in trade (1.9%), transportation and utilities (1.2%) and finance/insurance/real estate (1.4%), while manufacturing and government declined (by 1.5% and 0.1%, respectively). The net result was a 1.6% increase in average employment during the first nine months of 1994 compared to the first nine months of 1993.

         Just as New Jersey was hurt by the national recession, the State should benefit by national recovery a rising consumer and business spending generate increased factory orders, building activity and a flow of commerce without regard to State lines.

         Total construction contracts awarded in New Jersey increased by 8.6% in 1993 period compared with the same time period in 1992. Nonbuilding construction awards have been at high levels since 1991 due to substantial outlays for roads, bridges and other infrastructure projects, although as compared with 1992, 1993 figures show a decline in awards. In addition, new car and light truck registrations increased 12.7% in the State during the first five months in 1993.

         FINANCIAL CONDITION. The State Constitution provides, in part, that no money may be drawn from the State Treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor. Should it appear that revenues will be less than the amount anticipated in the budget for a fiscal year, the Governor may take steps to reduce State expenditures. In addition, no supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

         For the fiscal year ended June 30, 1993, the undesignated fund balances in the General Fund in which the largest part of the financial operations of the State is accounted for, were $937.4 million. Such balance was $688 million (unaudited) for the 1994 fiscal year and is estimated to be $148 million for the 1995 fiscal year. There have been positive undesignated Fund Balances in the General Fund at the end of each year since the State Constitution was adopted in 1947.

         There are 567 municipalities and 21 counties in New Jersey. During 1990, 1991 and 1992 no county exceeded its statutory debt limitations or incurred a cash deficit in excess of 4% of its tax levy. The number of municipalities which exceeded statutory debt limits was five as of December 31, 1992. No municipality incurred a cash deficit greater than 4% of its tax levy for 1992. No New Jersey municipality or county has defaulted on the payment of interest or principal on any outstanding debt obligation since the 1930's.

         State supervision of school finance and of the fiscal operations and debt issuance practices of local financing authorities, autonomous public bodies created by counties or municipalities empowered to issue bonds, impose facility or service charges or levy taxes in their districts (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.), is similar to that of local governments. As of June 30, 1992, there were 202 locally created authorities with a total outstanding capital debt of $6.3 billion (figures do not include housing authorities and redevelopment agencies). This amount reflects outstanding bonds, notes, loans and mortgages payable by the authorities as of their respective fiscal years ended nearest to June 30, 1992.

         On July 12, 1994, the New Jersey Supreme Court ruled that the State's 1991 School funding law was unconstitutional. the Court gave the Legislature a deadline of 1997-1998 for the State to close the spending gap between school districts. It is not clear at this time what effect this judgment will have on State finances or school district budgets. It is expected that the Legislative will consider this issue in the 1995 session.

         For the fiscal year ended June 30, 1993, the undesignated fund balances in the General Fund in which the largest part of the financial operations of the State is accounted for, were $937.4 million. Such balance was $688 million (unaudited) for the 1994 fiscal year and is estimated to be $148 million for the 1995 fiscal year. There have been positive undesignated Fund Balances in the General Fund at the end of each year since the State Constitution was adopted in 1947.

         There are 567 municipalities and 21 counties in New Jersey. During 1990, 1991 and 1992 no county exceeded its statutory debt limitations or incurred a cash deficit in excess of 4% of its tax levy. The number of municipalities which exceeded statutory debt limits was five as of December 31, 1992. No municipality incurred a cash deficit greater than 4% of its tax levy for 1992. No New Jersey municipality or county has defaulted on the payment of interest or principal on any outstanding debt obligation since the 1930's.

         State supervision of school finance and of the fiscal operations and debt issuance practices of local financing authorities, autonomous public bodies created by counties or municipalities empowered to issue bonds, impose facility or service charges, or levy taxes in their districts (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.), is similar to that of local governments. As of June 30, 1992, there were 202 locally created authorities with a total outstanding capital debt of $6.3 billion (figures do not include housing authorities and redevelopment agencies). This amount reflects outstanding bonds, notes, loans and mortgages payable by the author ended nearest to June 30, 1992.

         LITIGATION. On July 12, 1994, the New Jersey Supreme Court ruled that the State's 1991 School funding law was unconstitutional. The Court gave the Legislature a deadline of 1997-1998 for the State to close the spending gap between school districts. It is not clear at this time what effect this decision will have on State finances or school district budgets. It is expected that the Legislature will consider alternative financing mechanisms, including increases in the sales tax or income tax, a statewide property tax, or a combination of all three taxes in the 1995 Session. There are also a number of suits making monetary claims against the State, its agencies and employees that together if decided in favor of the complainants would significantly increase State expenditures above those anticipated. There are also individual suits that could have that effect. Among them are suit challenging (a) the method by which the State Department of Human Services shares with county governments costs and costs recoveries for residents in State psychiatric hospitals and residential facilities for the developmentally disabled; (b) the allegedly low level of Medicaid payment rates set by the State for long-term care facilities in New Jersey; (c) the right of the State to retain certain amounts paid to the Spill Compensation Fund for uses that were subsequently pre-empted by federal law; (d) the automobile insurance reform act impact on various insurance firms; (e) the revaluation of public employee pension funds that has resulted in smaller contributions by public employers; (f) the deregulation of hospital rates in the State; and (g) the hospital rate-setting system and its application for meeting the cost of uncompensated care, for shifting Medicaid costs and for granting discounts to payors.

NEW YORK PORTFOLIO

         ECONOMIC OVERVIEW. The State is the third most populous state in the nation with over 18 million residents and has a per capita personal income of $24,623 which is 18.3% above the national average. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a comparatively small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. This transition reflects a national trend.

         The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. During most of the 1980's the State's economic position improved in a manner consistent with that for the Northeast as a whole.

         During the recession of 1982-1983 the State's economy in most respects performed better than that of the nation. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. The unemployment rate in the State dipped below the national rate in the second half of 1981 and generally remained lower until 1991. In 1993, the state unemployment rate was 7.7%. During the past 10 years, total personal income in the State has risen slightly faster than the national average only in 1986 through

1989. Overall economic activity declined less than that of the nation as a whole during the 1982-83 recession. In the recent recession, however, the State, and the rest of the Northeast, has been more heavily impacted than the nation as a whole and has been slower in recovering. The national recession has been exacerbated in the State by a significant retrenchment in the financial services industry, cutbacks in defense spending and an overbuilt real estate market.

         The State has the second highest per capita state and local tax burden in the United States. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of the State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

         To stimulate the State's economic growth, the State has developed programs, including the provision of direct financial assistance by State-related sources, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State. Local industrial development agencies raised an aggregate of approximately $7.8 billion in separate tax-exempt bond issues through December 31, 1993. There are currently more than 100 county, city, town and village agencies. In addition, the New York State Urban Development Corporation ("UDC") is empowered to issue, subject to approval by the Public Authorities Control Board, bonds and notes on behalf of private corporations for economic development projects.

         NEW YORK LOCAL GOVERNMENT ASSISTANCE CORPORATION. In the past the State's financial practices have required it to issue tax and revenue anticipation notes, with maturities of one year or less, each spring in amounts which, in recent years ranged from approximately $2.6 billion to approximately $4.1 billion. Such notes were issued primarily because the State of New York makes nearly one-half of its local assistance payments during the first quarter of its fiscal year but receives taxes and revenues at a more even rate throughout its fiscal year. In June 1990, legislation was enacted creating the "New York Local Government Assistance Corporation" (the "Corporation"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. Over a period of the next several years, the issuance of those long-term obligations, which will be amortized over no more than 30 years, is expected to result in eliminating the need for continuing short-term seasonal borrowing for those purposes, because the timing of local assistance payments in future years will correspond more closely with the State's available cash flow. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by the Corporation, except in cases where the Governor and the legislative leaders have certified both the need for additional borrowing and a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. Through December 1994, the Corporation has issued its bonds to provide net proceeds of $3.856 billion. The Corporation has been authorized to issue its bonds to provide net proceeds of up to an additional $315 million during the State's 1994-95 fiscal year.

         STATE FINANCIAL PRACTICES: GAAP BASIS. Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAP"). The State, as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

         1994-95 FISCAL YEAR. The major uncertainties in the 1994-95 State Financial Plan continue to be those related to the economy and tax collections, and could produce either favorable or unfavorable variances during the balance of the year. While adjustments to the forecast have been made to reflect emerging relative weakness in the financial services industry, due in large part to currency and credit market volatility, it is possible that the weakness in that sector could precipitate further deterioration in State receipts. On the other hand, recent evidence suggests that the national economy may perform better than projected, with potentially short-term results on State receipts.

         The State issued its second quarterly update to the cash-basis 1994-95 State Financial Plan on October 28, 1994. Revisions have been made to estimates of both receipts and disbursements, based on: updated economic forecasts for both the nation and the State, an analysis of actual receipts and disbursements through the first six months of the fiscal year, and an assessment of changing program requirements and cost savings initiatives. The update projects a year-end surplus of $14 million in the General Fund, with estimated receipts reduced by $267 million and estimated disbursements reduced by $281 million, compared to the State Financial Plan as initially formulated.

         The State has updated its forecast of national and State economic activity through the end of calendar year 1995. This national economic forecast is basically unchanged from that on which the initial formulation of the State Financial Plan was based. The State economic forecast is marginally weaker than that on which the initial formulation of the State Financial Plan was based. The forecast calls for employment to increase in 1994 and 1995. Employment growth will moderate in 1995 when the pace of national economic growth is projected to slacken and entire industries adjust to changing markets and the State's economy absorbs the full impact of these developments. Personal income is estimated to increase by 5.3% in 1994, and at a more moderate rate in 1995.

         Receipts through the first two quarters of the 1994- 95 fiscal year fell short of expectations by $132 million. These shortfalls were concentrated in the personal and business income taxes, where quarterly personal income, bank and insurance tax payments were lower than expected. Based on the revised economic outlook and actual receipts for the first six months of the 1994-95 fiscal year, projected General Fund receipts for the 1994-95 fiscal year have been reduced by $267 million. Estimates of the yield of the personal income tax were lowered by $334 million, primarily reflecting weak estimated tax collections through September and lower withholding collections due to reduced expectations for wage and salary growth - particularly securities industry bonuses - during the balance of the year. It has been estimated that, due to lower than expected tax revenues in the final months of 1994, the State of New York will finish its 1994-1995 fiscal year with a budget deficit of at least $300 million. The Governor has stated that tax revenues for the final period of 1994 were $430 million lower than projected in October, while spending was $110 million lower than expected.

         The State issued its first update to the GAAP-basis Financial Plan for the State's 1994-95 fiscal year on September 1, 1994. The GAAP-basis update is based on the first quarterly cash-basis update to the 1994-95 State Financial Plan completed in July. In the February 1994 projection, General Fund operation results over the 1993-94 and 1994-95 fiscal year projection period were anticipated to reduce the accumulated deficit by $256 million. The impact of the reported results for the State's 1993-94 fiscal year and the revised projection on the accumulated deficit is substantially the same. Combining the $914 million operating surplus for the State's 1993-94 fiscal year with the projected $690 million operating deficit for the 1994-95 fiscal year results in an anticipated $224 million reduction in the accumulated deficit.

         1993-94 FISCAL YEAR. The State's financial operations have improved during recent fiscal years. During the period

1989-90 through 1991-92, the state incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes. First, the national recession and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93 and 1993-94 fiscal years, the state recorded balanced budgets on a cash basis.

         The State ended its 1993-94 fiscal year on a cash basis with a balance of $1.140 billion in the tax refund reserve account, $265 million in its Contingency Reserve Fund ("CRF") and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Before the deposit of $1.140 billion in the tax refund reserve account, General Fund receipts in 1993-94 exceeded those originally projected when the State Financial Plan for that year was formulated by $1.002 billion. Greater-than-expected receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts.

         The higher receipts resulted, in part, because the New York economy performed better than forecasted. Employment growth started in the first quarter of the State's 1993-94 fiscal year, and, although this lagged behind the national economic recovery, the growth in New York began earlier than forecasted. The New York economy exhibited signs of strength in the service sector, in construction, and in trade. The State Division of the Budget believes that approximately 100,000 jobs were added during the 1993-94 fiscal year.

         During the 1993-94 fiscal year, the State also established and funded a Contingency Reserve Fund ("CRF") as a way to assist the State in financing the cost of litigation affecting the State. A year-end transfer of $36 million was made to the CRF, which, after a disbursement for authorized fund purposes, brought the CRF balance at the end of 1993-94 to $265 million. This amount was $165 million higher than the amount originally targeted for this reserve fund. The State completed its 1993-94 fiscal year on a GAAP basis with an accumulated surplus in its combined governmental funds of $370 million.

         STATE AUTHORITIES. The fiscal stability of the State is related to the fiscal stability of its public authorities ("Authorities"), which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1993 there were 18 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $63.5 billion as of September 30, 1993. As of March 31, 1994, aggregate public authority debt outstanding as State-supported debt was $21.1 billion and as State-related debt was $29.4 billion.

         Several Authorities have, in the past experienced financial difficulties. Certain authorities including, without limitation, the Metropolitan Transportation Authority (the "MTA") continue to experience financial difficulties, requiring financial assistance from the State. The MTA oversees the New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies.

         Over the past several years the State has enacted several taxes-including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1% regional sales and use tax-that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987 State law has required that the proceeds of a one-quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further in 1993, the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1994-95 State fiscal year, total State assistance to the MTA is estimated at approximately $1.3 billion.

         In 1993, State legislation authorized the funding of a five-year $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). The MTA has received approval of the 1992-96 Capital Program based on this legislation from the 1992-96 Capital Program Review Board, as State law requires. This is the third five- year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the Triborough Bridge and Tunnel Authority and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program is expected to be financed in significant part through dedication of State petroleum business taxes referred to above.

         There can be no assurance that all the necessary governmental actions for the Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-96 Capital Programs or parts thereof, will not be delayed or reduced. Furthermore, the power of the MTA to issue certain bonds expected to be supported by the appropriation of State petroleum business taxes is currently the subject of a court challenge. If the Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

         NEW YORK CITY. The fiscal health of the State is also closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City's independently audited operating results for each of its 1981 through 1993 fiscal years show a General Fund surplus reported in accordance with GAAP. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City has received such an opinion.

         The Office of the State Deputy Comptroller for the City of New York ("OSDC"), and the New York State Financial Control Board (the "Control Board") issue periodic reports on the City's financial plans, as modified, analyzing forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as compliance with the City's financial plan. OSDC staff reports issued during the mid-1980's noted that the City's budgets benefited from a rapid rise in the City's economy, which boosted the City's collection of property, business and income taxes. These resources were used to increase the City's workforce and the scope of discretionary and mandated City services.
Subsequent OSDC staff reports examined the 1987 stock market crash and the 1989-92 recession, which affected the New York City region more severely than the nation, and attributed an erosion of City revenues and increasing strain on City expenditures to that recession. According to a recent OSDC staff report, the City's economy is now slowly recovering, but the scope of that recovery is uncertain and unlikely, in the foreseeable future, to match the expansion of the mid-1980's. Also, staff reports of OSDC and the Control Board have indicated that the City's recent balanced budgets have been accomplished, in part, through the use of non-recurring resources, tax increases and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; and that the City is therefore likely to continue to face future projected budget gaps requiring the City to increase revenues and/or reduce expenditures.

         The City prepares and operates under a four-year financial plan which is submitted annually to the Control Board for approval and is periodically updated. On October 25, 1994, the City published the Financial Plan for the 1995-1998 fiscal years, which is a proposed modification to a financial plan submitted to the Control Board on July 8, 1994 (the "July Financial Plan") and which relates to the City, the Board of Education ("BOE") and the City University of New York ("CUNY"). The City's July Financial Plan set forth proposed actions for the 1995 fiscal year to close a previously projected gap of approximately $2.3 billion for the 1995 fiscal year, which included City actions aggregating $1.9 billion, a $288 million increase in State actions over the 1994 and 1995 fiscal years, and a $200 million increase in Federal assistance. The 1995-1998 Financial Plan published on October 25, 1994 reflects actual receipts and expenditures and changes in forecast revenues and expenditures since the July Financial Plan and projects revenues and expenditures for the 1995 fiscal year balanced in accordance with GAAP. For the 1995 fiscal year, the Financial Plan includes actions to offset an additional potential $1.1 billion budget gap.

         The gap closing measures for the 1995 fiscal year include additional proposed agency actions, additional expenditure reductions and greater than forecast miscellaneous revenues. The $851 million of agency actions proposed in the Financial Plan for the 1995 fiscal year, together with the $1.1 billion of agency actions proposed in the July Financial Plan, are substantial and may be difficult to implement. Agency actions proposed in the Financial Plan for the 1995 fiscal year include reduced expenditures for the Police Department, a reduction in the City's subsidy to the New York City Health and Hospitals Corporation, reduced allocations to BOE, expenditure reductions for the Human Resources Administration, expenditure reductions for the Department of Corrections, and a reduction in the City's subsidy to the MTA. The Financial Plan is subject to the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives. In addition, legislation has been adopted by the State Legislature that would impose a maintenance of effort requirement on the level of funding required of the City for the BOE.

         There is currently much debate over the exact amount of the City's budget deficit. In the past few months, the official figure has been set at $1.1 billion (approximately 3% of the City's $31.6 billion budget). In response to the deficit, Mayor Giuliani in December 1994 imposed $800 million in spending cuts and has proposed to cut another 3% from the budgets of city agencies. Even taking these measures into account, however, it has been estimated that the City will still be left with a deficit of up to $700 million for the current fiscal year. In order to compensate for significantly lower than forecasted tax revenues, the City has announced its intention to refinance certain existing debt obligations. As a result of this announcement, Standard & Poor's has placed the general obligation bonds of the City on credit watch.

         The Financial Plan also sets forth projections for the 1996 through 1998 fiscal years and outlines a proposed gap-closing program to close projected gaps of $1.0 billion, $1.5 billion and $2.0 billion for the 1996 through 1998 fiscal years, respectively, after successful implementation of the $1.1 billion gap-closing program for the 1995 fiscal year. The City's financial plans have been the subject of extensive public comment and criticism. On October 14, 1994, the City Comptroller issued a report concluding that the budget gap for the 1995 fiscal year had increased to $1.4 billion, due, in part, to continuing shortfalls in tax revenues. There can be no assurance that the gap closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional state aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential city services could adversely affect the City's economic base.

         The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their first year of issuance. The City has issued $2.2 billion of short-term obligations in fiscal year 1995 to finance the City's current estimate of seasonal cash flow needs for the 1995 fiscal year. Seasonal financing requirements for the 1994 fiscal year increased to $1.75 billion from $1.4 billion in the 1993 fiscal year.

         OTHER LOCALITIES. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1994-95 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in projections of State receipts and disbursements in the State's 1994-95 fiscal year.

CONNECTICUT PORTFOLIO

         1993-1994 AND 1994-1995 ADOPTED BUDGETS. The adopted budget was prepared in compliance with Public Act 91-3 of the June 1991 Special Session which required a biennial budget beginning in fiscal 1993-94. The biennial budget is a separate budget for each of the two fiscal years. The budget adopted by the General Assembly for fiscal year 1993-94 had actual General Fund expenditures of $7,894.5 million and General Fund revenues of $7,914.2 million. For fiscal 1994- 95, the adopted budget anticipates General Fund expenditures of $8,569.7 million and General Fund revenues of $8,590.4 million.

         On November 3, 1992, Connecticut voters approved a constitutional amendment which requires a balanced budget for each year and imposes a cap on the growth of expenditures. The General Assembly is required by the constitutional amendment to adopt by three-fifths vote certain spending cap definitions, which has not yet occurred. Accordingly, the adopted budget complies with the current statutory spending cap definitions enacted in 1991. The statutory spending cap limits the growth of expenditures to either (1) the average of the annual increase in personal income in the State for each of the preceding five years, or (2) the increase in the consumer price index for urban consumers during the preceding twelve-month period, whichever is greater. Expenditures for the payment of bonds, notes and other evidences of indebtedness are excluded from the constitutional and statutory definitions of general budget expenditures. To preclude shifting expenditures out of the General Fund to other funds, the spending cap applies to all appropriated funds combined. For fiscal 1993-94 and for fiscal 1994-95, permitted growth in capped expenditures is 5.82% and 4.49% respectively. The adopted budget is approximately $53.4 million below the cap in fiscal 1994-95.

         In order to promote economic stability and provide a positive business climate, several tax changes were adopted during the 1993 legislative session. Among the most significant changes were the changes to the Corporation Business Tax based on income--a four year gradual rate reduction was adopted reducing the tax to 11.25% beginning January 1, 1995; 11% beginning January 1, 1996; 10.5% beginning January 1, 1997 and 10% beginning January 1, 1998. Additionally, the Corporation Business Tax based on capital was eliminated for regulated investment companies and real estate investment trusts.

         1993-94 and 1994-1995 GENERAL FUND OPERATIONS. The budget adopted by the General Assembly for fiscal year 1993-94 had actual General Fund expenditures of $7,894.5 million and General Fund revenues of $7,914.2 million.

         Pursuant to Section 3-115 of the Connecticut General Statutes, the State's fiscal position is reported monthly by the Comptroller. This report compares revenues already received and expenditures already made with estimated revenues to be collected and estimated expenditures to be made during the balance of the year. The Comptroller's final report for fiscal year 1994, issued September 1, 1994, reflected a surplus of $19.7 million.*****

         BUDGET ADJUSTMENT 1994-95. During the 1994 legislative session, the General Assembly made several modifications to the budget originally adopted for fiscal year 1994-95. The adjustments to the budget now anticipate expenditures of $8,571.2 million and revenues of $8,571.2 million and the budget is $53.4 million below the expenditure cap.

         The primary change from the originally adopted budget has been the incorporation into the General Fund of the formerly separate Uncompensated Care Pool which provides payments to hospitals for their unreimbursed client expenditures. Most other changes are the result of modifications made to the 1993-94 budget which roll-out into the ensuing fiscal year. The 1994-95 budget adjustment also anticipates the carry-forward of a $149.6 million surplus from the 1993-94 fiscal year to be used for debt service payments in the Economic Recovery Fund.

         ECONOMIC OVERVIEW. Connecticut is a mature and highly developed state located in proximity to significant centers of consumer and industrial activity. Connecticut's economy is diverse, with manufacturing, services and trade accounting for approximately 70% of total non-agricultural employment. Non-manufacturing employment has risen significantly. The rapid relative growth in the non- manufacturing sector as compared to the manufacturing sector is a trend that is in evidence nationwide and reflects the increased importance of the service industry. From 1970 to 1993, manufacturing employment in the State declined 33.5%, while non-manufacturing employment rose 63.3%, particularly in the service, trade and finance categories, resulting in an increase of 27.6% in total growth in non-agricultural establishment sectors.

         Manufacturing has traditionally been of prime economic importance to Connecticut. Manufacturing is diversified, with transportation equipment (primarily aircraft engines, helicopters and submarines) the dominant industry, followed by non-electrical machinery, fabricated metal products and electrical machinery.
_________________________

*****The Comptroller's monthly report of November 1, 1994 (for the three months ended September 30, 1994) reflected a surplus of $20.7 million.


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

Defense-related business plays an important role in the Connecticut economy. In the past 10 years, Connecticut has ranked from sixth to twelfth among all states in total defense contract awards, receiving 2.5% of all such contracts in 1993. However, the Federal government has reduced the amount of defense-related spending and the future effect of such reductions cannot be predicted.

         The State derives approximately 70% of its revenues from taxes imposed by the State. Miscellaneous fees, receipts and transfers and Federal grants account for most of the other State revenues. The State finances its operations primarily through the General Fund which receives most tax and non-tax revenues of the State, with the exception of certain transportation-related taxes, fees and revenues.

         STATE INDEBTEDNESS. There can be no assurance that general economic difficulties or the financial circumstances of Connecticut or its towns and cities will not adversely affect the market value of its obligations or the ability of Connecticut issuers or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

         The State has established various statewide authorities and two regional water authorities, one of which has since become independent, to finance revenue-producing projects. Five of these authorities have the power to incur, under certain circumstances, indebtedness for which the State has contingent or, in limited cases, direct liability. In addition, recent State statutes have been enacted and implemented with respect to certain bonds issued by the City of Bridgeport for which the State has contingent liability and by the City of West Haven for which the State has direct guarantee liability.

         The General Assembly has power to authorize the issuance of bonds of the State or to impose limited or contingent liabilities upon the State in such manner as it may deem appropriate and as may serve a public purpose.

         LITIGATION. The State, its officers and employees, are defendants in numerous lawsuits. The Attorney General's Office has reviewed the status of pending lawsuits and reports that an adverse decision in certain cases could materially affect the State's financial position.

CALIFORNIA PORTFOLIO

         RECENT TRENDS IN STATE ECONOMIC CONDITIONS.
California's economy is the largest among the 50 states and one of the largest in the world. The State's July 1, 1993 population of approximately 31 million represented more than 12.0% of the total United States population and total personal income in the State, at $683 million in 1993, accounted for 12.7% of all personal income in the nation. Total employment is approximately 14 million, the majority of which is in the service, trade and manufacturing sectors.

         Since the start of the 1990-91 fiscal year, the state has faced the worst economic, fiscal and budget conditions since the 1930's. Construction, manufacturing (especially aerospace), exports and financial services, among others, have all been severely affected. Job losses have been the worst of any post-war recession and continued through the end of 1993. The State's Department of Finance has projected slow recovery from the recession beginning in 1994, although prerecession job levels are not expected to be reached until 1997.

         There is growing evidence, however, that California is showing signs of an economic upturn. Sectors which are contributing to the upturn include construction and related manufacturing, wholesale and retail trade, transportation and several service industries such as amusements and recreation, business services and management consulting. Electronics is showing modest growth and the rate of decline in aerospace manufacturing is diminishing. These trends are expected to continue, and by next year, much of the restructuring in the finance and utilities industries should be nearly completed. It is expected that California's economic upturn should gain momentum during the next two years.

         Retail sales through the first eight months of 1994 increased 5.1% from the same period a year earlier. Employment growth continues to be tenuous with small monthly increases followed by small monthly decreases in the early month of 1994. Despite the Northridge earthquake, the housing forecast remains unchanged with building permits increasing slightly from recession lows. The expected rise in interest rates will likely offset any increase in housing.

         CONSTITUTIONAL LIMITS ON SENDING AND TAXES. Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of California municipal securities to pay interest and principal on municipal securities.

         ARTICLE XIII B. On November 6, 1979, California voters approved Proposition 4, which added Article XIII B to the California Constitution. Pursuant to Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations
Limit").

         Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes" which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

         Debt service costs for certain bonds, and revenues derived from new taxes such as increased cigarette and tobacco taxes are expressly exempted from the Appropriations Limit. In addition, the Appropriations Limit may be exceeded in certain emergency situations.

         The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility of providing services between units of government.

         As originally enacted in 1979, the State's
Appropriations Limit was based on 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in the cost of living and population. Starting in the 1990-91 Fiscal Year, the State's Appropriations Limit was recalculated by taking the actual 1986-87 limit, and applying the annual adjustments as if Proposition 111 had been in effect. This recalculation resulted in an increase of $1 billion to the State's Appropriations Limit in 1990-91.

         PROPOSITION 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act". Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111"), K-14 schools are guaranteed the greater of
(a) 34% (this amount is subject to a legal challenge) of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to California per capita personal income) and enrollment (the

"second test"), or (c) the amount appropriated in the prior year adjusted by changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor (the "third test"). If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding for a one-year period.

         AUTOMATIC BUDGET REDUCTION. Legislation was enacted in July 1990 providing for an automatic mechanism to control State expenditures. The Legislature may suspend the operation of this mechanism for any fiscal year; the mechanism was so suspended in the 1992-93 Budget Act, the 1993-94 Budget Act and the 1994-95 Budget Act.

         SEASONAL BORROWINGS OF THE STATE. As part of its cash management program, California regularly issues short- term obligations such as Revenue Anticipation Notes to meet cash flow needs during the course of a fiscal year. The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget and reduction of available internal borrowable funds, have combined to significantly deplete the state's cash resources to pay its ongoing expenses. Since spring 1992, the state has depended upon repeated external borrowings, including borrowings extending into the subsequent fiscal year to meet its cash needs, including repayment of maturing Revenue Anticipation Notes and Revenue Anticipation Warrants. To meet its cash flow needs in the 1994-95 fiscal year, in July and August 1994 the state issued $4.0 billion of Revenue Anticipation Warrants which mature on April 25, 1996 and $3.0 billion of Revenue Anticipation Notes maturing on June 28, 1995.

         1993-94 FISCAL YEAR. The Governor's Budget introduced on January 8, 1993 disclosed that the continuing recession made further budget cuts necessary. To balance the budget in the face of declining revenues, the Governor proposed a series of revenue shifts from local government, reliance on increased federal aid, and reductions in State spending. The May revision of the Governor's Budget projected the State would have an accumulated deficit of about $2.75 billion by June 30, 1993, essentially unchanged from the prior year. The Governor proposed to eliminate this deficit over an 18-month period. Unlike previous years, the Governor's Budget and May revision did not calculate a "gap" to be closed, but rather set forth revenue and expenditure forecasts and proposals designed to produce a balanced budget.

         The 1993-94 Budget Act was predicated on General Fund revenues and transfers estimated at $40.6 billion, about $400 million below 1992-93 (and the second consecutive year of actual decline). The principal reasons for declining revenue were the continued weak economy and the expiration or repeal of three fiscal steps taken in 1991. Administration reports during the course of the 1993-94 fiscal year indicated that while economic recovery appeared to have started in the second half of the fiscal year, recessionary conditions continued longer than had been anticipated when the 1993-94 Budget Act was adopted. Overall, revenues for the 1993-94 fiscal year were about $800 million lower than original projections, and expenditures were about $780 million higher.

         During the 1993-94 fiscal year, the State implemented the Deficit Retirement Plan as part of the Budget Act in order to retire the existing deficit of $2.8 billion over two fiscal years. Under the Deficit Retirement Plan, the State issued $1.2 billion of Revenue Anticipation warrants in February 1994 that matured on December 21, 1994. This borrowing reduced the cash deficit at the end of the 1993-94 fiscal year. Nevertheless, because of the $1.5 billion variance from the original 1993-94 Budget Act assumptions, the General Fund ended the fiscal year at June 30, 1994 carrying forward an accumulated deficit of approximately $2 billion. Because of the revenue shortfall and the State's reduced internal borrowable cash resources, in addition to the $1.2 billion of Revenue Anticipation Warrants issued as part of the Deficit Retirement Plan, the State issued an additional $2.0 billion of Revenue Anticipation Warrants, maturing July 26, 1994, which were needed to fund the State's obligations and expenses through the end of the 1993-94 fiscal year.

         On January 17, 1994, a major earthquake measuring an estimated 6.8 on the Richter Scale struck the Los Angeles metropolitan area, centered in the Northridge area of the City of Los Angeles. Significant property damage to private and public facilities occurred in a four-county area including northern Los Angeles County, Ventura County, and parts of Orange and San Bernardino Counties, which were declared as State and federal disaster areas by January 18. Current estimates of total property damage (private and public) are in the range of $20 billion, but these estimates are still subject to change. The State in conjunction with the federal government is committed to providing assistance to local governments, individuals and businesses suffering damage as a result of the earthquake, as well as to providing for the repair and replacement of State-owned facilities. The federal government will provide substantial earthquake assistance.

         1994-95 FISCAL YEAR. The 1994-95 fiscal year represents the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. The State has experienced recurring budget deficits and many program cuts and budgetary adjustments have already been made in the last three years. The Governor's Budget Proposal, as updated in May and June, 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget proposal sets forth revenue and expenditure forecasts and proposals which result in operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $2.0 billion at June 30, 1994, by June 30, 1996. The 1994-95 Budget Act projects General Fund expenditures of $40.9 billion, an increase of $1.6 billion over the 1993-94 fiscal year. The 1994-95 Budget Act assumes that the State will use a cash flow borrowing program in 1994-95 which combines one-year notes and two-year warrants, which have been issued. Issuance of the warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 fiscal year. The Budget Adjustment Law enacted along with the 1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 fiscal year.

         Administration reports during the course of the fiscal year indicate that revenues for the first four months of the fiscal year were 3.2% above the forecast. Pursuant to the Budget Adjustment Law, the State Controller issued a report on November 15, 1994 on the projected cash resources for the General Fund as of June 30, 1995 that indicated that the cash position of the General Fund would be $581 million better than was estimated in the July 1994 cash flow projections and therefore, no budget adjustment procedures will be invoked for the 1994-95 fiscal year.

         On December 6, 1994, after announcing that it had unrealized losses totaling $1.5 billion in its pooled investment fund, Orange County filed for protection under Chapter 9 of the United States Bankruptcy Code. Various cities and other municipalities as well as school districts, sewer agencies and other public entities within Orange County were invested in the pooled investment fund, along with Orange County itself. County officials currently estimate that the investment fund's total losses will be approximately $2.0 billion. Investment fund participants are currently experiencing difficulties meeting their operating and debt service requirements due, in part, to their limited access to funds. In addition, rating agencies have downgraded or placed on credit watch certain debt obligations of Orange County and of other participants in its investment fund. There can be no assurance that Orange County and the other investment fund participants will be able to meet scheduled payments of interest and principal on their respective short-term and long-term debt obligations.

         The foregoing summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the Portfolios invest or the private business entities whose obligations support the payments on AMT-Subject Bonds in which the Portfolios will invest.

         LITIGATION. While at any given time, including the present, there are numerous civil actions pending against California which could, if determined adversely to California, affect California's expenditures and, in some cases, its revenues, the Attorney General of the State of California is currently of the opinion that no pending actions are likely to have a material adverse effect on California's ability to pay debt service on general obligation intermediate- and long-term debt as they become due.

         ADDITIONAL INFORMATION. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENT FILED BY THE FUND WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933. COPIES OF THE REGISTRATION STATEMENT MAY BE OBTAINED AT A REASONABLE CHARGE FROM THE COMMISSION OR MAY BE EXAMINED, WITHOUT CHARGE, AT THE COMMISSION'S OFFICES IN WASHINGTON, D.C.

























                               61
00250132.AK8

ALLIANCE MONEY MARKET FUND

-GENERAL MUNICIPAL PORTFOLIO
-PRIME PORTFOLIO
-GOVERNMENT PORTFOLIO




ANNUAL REPORT
NOVEMBER 30, 1997



STATEMENT OF NET ASSETS
NOVEMBER 30, 1997
ALLIANCE MONEY MARKET FUND - GENERAL MUNICIPAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY#                                YIELD          VALUE
-------------------------------------------------------------------------
          MUNICIPAL BONDS-85.3%
          ALABAMA-0.4%
          ABBEVILLE IDR
          (Greenbush Woods Project)
          AMT VRDN (a)
$   575   4/01/04                                  4.20%      $  575,000

          ALASKA-1.1%
          ALASKA IDA
          (Fairbanks Gold Mining Inc.)
          AMT VRDN (a)
    500   5/01/09                                  3.95          500,000
          ALASKA STUDENT LOAN CORP. AMBAC
          Student Loan Revenue Series A AMT
  1,000   7/01/98                                  4.10        1,005,628
                                                              -----------
                                                               1,505,628

          ARIZONA-1.5%
          PHOENIX IDA
          (America West Airlines)
          AMT VRDN (a)
  1,000   8/01/16                                  4.25        1,000,000
          PHOENIX IDA
          (V.A.W. of America, Inc.)
          AMT VRDN (a)
  1,000   2/01/12                                  4.25        1,000,000
                                                              -----------
                                                               2,000,000

          CALIFORNIA-0.7%
          CALIFORNIA HIGHER EDUCATION
          Student Loan Revenue
          Series B PPB (a)
  1,000   7/01/02                                  4.00        1,000,000

          DELAWARE-0.3%
          DELAWARE ECONOMIC DEVELOPMENT
          AUTHORITY
          (Orient Chemical Company)
          AMT VRDN (a)
    400   11/01/99                                 4.22          400,000
          DISTRICT OF COLUMBIA-6.5%
          DISTRICT OF COLUMBIA HFA MFHR
          (McLean Apts.) Series '85A VRDN (a)
  1,390   12/01/05                                 4.30        1,390,000
          DISTRICT OF COLUMBIA HFA MFHR
          (Tyler Housing Trust) AMT VRDN (a)
  4,200   8/01/25                                  4.20%      $4,200,000
          DISTRICT OF COLUMBIA HFA SFMR
          Series B AMT PPB (a)
  1,000   12/01/29                                 3.75        1,000,000
          DISTRICT OF COLUMBIA HFA SFMR
          Series C AMT PPB (a)
  1,500   9/01/98                                  4.05        1,500,000
    805   12/01/29                                 3.90          805,000
                                                              -----------
                                                               8,895,000

          FLORIDA-2.5%
          BROWARD COUNTY HFA SFMR
          Series '97B AMT PPB (a)
  1,000   10/01/30                                 4.05        1,000,000
          PINELLAS COUNTY HFA SFMR
          Multi-County Program
          Series D AMT PPB (a)
  1,475   9/01/26                                  4.00        1,475,000
          ST. LUCIE PCR
          (Florida Light & Power
          Co. Project) Series '93
          AMT VRDN (a)
  1,000   1/01/27                                  4.10        1,000,000
                                                              -----------
                                                               3,475,000

          GEORGIA-5.5%
          BURKE COUNTY DEVELOPMENT
          AUTHORITY PCR
          AMBAC
          (Oglethorpe Power Corp.) Series B
  3,000   5/28/98                                  3.80        3,000,000
          CARTERSVILLE ECONOMIC
          DEVELOPMENT AUTHORITY
          (Sekisui Jushi Project)
          Series ' 92 VRDN (a)
    300   6/01/12                                  4.40          300,000


1


STATEMENT OF NET ASSETS (CONTINUED)
ALLIANCE MONEY MARKET FUND - GENERAL MUNICIPAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY#                               YIELD          VALUE
-------------------------------------------------------------------------
          SUMMERSVILLE IDA
          (Image Industries, Inc.)
          Series '97 AMT VRDN (a)
$ 1,000   9/01/17                                  4.20%      $1,000,000
          THOMASTON-UPSON COUNTY IDR
          (De Ster Production Corp.)
          Series A AMT VRDN (a)
  3,300   10/01/09                                 4.30        3,300,000
                                                              -----------
                                                               7,600,000

          HAWAII-0.9%
          HAWAII AIRPORT SYSTEMS REVENUE AMBAC
          Third Series AMT
  1,250   7/01/98                                  4.75        1,255,622

          ILLINOIS-5.4%
          AURORA KANE & DU PAGE COUNTIES IDR
          (A & B Holdings LLC Project)
          Series '97A AMT VRDN (a)
  1,300   10/01/27                                 4.10        1,300,000
          ILLINOIS DEVELOPMENT
          FINANCE AUTHORITY
          (U.G.N. Inc. Project)
          Series '86 AMT VRDN (a)
  3,000   9/15/11                                  4.40        3,000,000
          ILLINOIS DEVELOPMENT
          FINANCE AUTHORITY
          (U.G.N. Inc. Project)
          Series '87 AMT VRDN (a)
    790   4/01/99                                  4.40          790,000
          ILLINOIS HOUSING
          DEVELOPMENT AUTHORITY
          Homeowner Mortgage
          Series '96F-2
          AMT PPB (a)
  1,500   8/01/28                                  3.70        1,500,000
          WOOD DALE CITY IDR
          (Nippon Express USA, Inc.)
          Series '85 VRDN (a)
    800   6/01/00                                  4.30          800,000
                                                              -----------
                                                               7,390,000

          INDIANA-2.4%
          ALLEN COUNTY ECONOMIC
          DEVELOPMENT AUTHORITY
          (Mattel Power Wheels, Inc.)
          AMT VRDN (a)
    800   12/01/18                                 4.15          800,000
          AUBURN ECONOMIC
          DEVELOPMENT AUTHORITY
          (R.J. Tower Corp. Project)
          Series '88 AMT VRDN (a)
    725   9/01/00                                  4.25          725,000
          SEYMOUR ECONOMIC
          DEVELOPMENT AUTHORITY
          (Kobelco Metal Powder Co. Project)
          Series '87 AMT VRDN (a)
  1,775   12/15/97                                 4.40        1,775,000
                                                              -----------
                                                               3,300,000

          KANSAS-1.6%
          FREDONIA IDR
          (Systech Environmental Corp.)
          AMT VRDN (a)
  1,000   2/01/07                                  4.20        1,000,000
          SPRING HILL IDR
          (Abrasive Engineering
          and Manufacturing Project)
          Series '96 VRDN (a)
  1,200   9/01/16                                  4.15        1,200,000
                                                              -----------
                                                               2,200,000

          KENTUCKY-6.5%
          HOPKINSVILLE IDR
          (American Precision Machinery)
          AMT VRDN (a)
  3,600   5/01/00                                  4.10        3,600,000
          LOUISVILLE & JEFFERSON
          COUNTY REGIONAL AIRPORT
          AUTHORITY BAN
          Series AA-1 AMT VRDN (a)
  1,000   6/30/02                                  4.05        1,000,000
          RUSSELLVILLE IDB
          (JS Technos Corp. Project)
          Series '89 AMT VRDN (a)
  3,000   12/01/09                                 4.40        3,000,000


2


ALLIANCE MONEY MARKET FUND - GENERAL MUNICIPAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY#                               YIELD          VALUE
-------------------------------------------------------------------------
          SCOTT COUNTY IDR
          (Interstate Transformer Inc.)
          Series '90 AMT VRDN (a)
$ 1,300   9/01/05                                  4.10%     $ 1,300,000
                                                             ------------
                                                               8,900,000

          LOUISIANA-1.5%
          NEW ORLEANS HOME
          MORTGAGE AUTHORITY SFMR
          Series 97C-2 PPB (a)
  2,000   12/01/18                                 3.92        2,000,000

          MAINE-8.2%
          BIDDEFORD IDR
          (DK Associates & Volk Packaging)
          Series '97 AMT VRDN (a)
  5,525   7/01/17                                  4.20        5,525,000
          MAINE FINANCE AUTHORITY
          Economic Development
          Revenue Series '88A-D
          AMT VRDN (a)
    135   12/01/03                                 4.20          135,000
          MAINE FINANCE AUTHORITY
          Economic Development
          Revenue (Barber Foods, Inc.)
          Series '90B AMT VRDN (a)
    105   12/01/06                                 4.20          105,000
          MAINE FINANCE AUTHORITY
          Economic Development Revenue
          (Cornwall, McCann, Thurston)
          Series '88D-F AMT VRDN (a)
    875   6/01/04                                  4.20          875,000
          MAINE FINANCE AUTHORITY
          Economic Development Revenue
          (DC & F, Inc.) Series '89F
          AMT VRDN (a)
    410   12/01/05                                 4.20          410,000
          MAINE FINANCE AUTHORITY
          Economic Development Revenue
          (Forster Mfg Co., Inc.)
          Series '89H AMT VRDN (a)
    455   6/01/01                                  4.20          455,000
          MAINE FINANCE AUTHORITY
          Economic Development Revenue
          (JS McCarthy & Co., Inc.)
          Series '96B AMT VRDN (a)
    300   6/01/99                                  4.20          300,000
          MAINE FINANCE AUTHORITY
          Economic Development Revenue
          (Stratton Lumber, Inc.)
          Series '88C AMT VRDN (a)
    250   12/01/04                                 4.20          250,000
          MAINE FINANCE AUTHORITY
          Economic Development Revenue
          (Stratton Lumber, Inc.)
          Series '89K AMT VRDN (a)
     20   12/01/97                                 4.20           20,000
          MAINE FINANCE AUTHORITY
          Economic Development Revenue
          (Volco Realty Co., Inc.)
          Series '89L AMT VRDN (a)
    170   6/01/05                                  4.20          170,000
          MAINE FINANCE AUTHORITY
          (William Arthur, Inc.)
          Series '97 AMT VRDN (a)
  1,500   10/01/12                                 3.80        1,500,000
          ORRINGTON RESOURCE RECOVERY
          (Penobscot Energy Project B)
          AMT VRDN (a)
  1,540   5/01/03                                  4.10        1,540,000
                                                             ------------
                                                              11,285,000

          MICHIGAN-1.5%
          MICHIGAN STRATEGIC FUND
          (Donnelly Corp. Project)
          Series A AMT VRDN (a)
  2,000   3/01/10                                  4.00        2,000,000
          MISSOURI-4.1%
          MISSOURI ECONOMIC
          DEVELOPMENT AUTHORITY
          Export & Infrastructure
          Series D AMT VRDN (a)
  2,270   9/01/10                                  4.15        2,270,000


3


STATEMENT OF NET ASSETS (CONTINUED)
ALLIANCE MONEY MARKET FUND - GENERAL MUNICIPAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY#                               YIELD          VALUE
-------------------------------------------------------------------------
          MISSOURI ECONOMIC
          DEVELOPMENT AUTHORITY
          (Plastic Enterprises)
          Series '90A AMT VRDN (a)
$   250   9/01/05                                  4.25%     $   250,000
          MISSOURI ECONOMIC
          DEVELOPMENT AUTHORITY
          (Variform Inc.)
          Series '90C AMT VRDN (a)
  1,340   9/01/05                                  4.15        1,340,000
          MISSOURI IDA
          (Kawasaki Motor Corp.)
          Series '89 AMT VRDN (a)
    395   4/01/99                                  4.30          395,000
          MISSOURI IDA
          (Tradco Inc.) Series H
          AMT VRDN (a)
    740   10/01/03                                 4.15          740,000
          MISSOURI IDA
          (Wainwright Industries Inc.)
          Series F AMT VRDN (a)
    690   10/01/03                                 3.90          690,000
                                                             ------------
                                                               5,685,000

          NEBRASKA-0.7%
          NEBRASKA FINANCE AUTHORITY SFMR
          Series '97C AMT PPB (a)
  1,000   9/01/29                                  3.90        1,000,000

          NEW HAMPSHIRE-0.7%
          NEW HAMPSHIRE IDA
          (SCI Manufacturing Inc.)
          Series '89 AMT VRDN (a)
  1,000   6/01/14                                  4.20        1,000,000

          NEW JERSEY-0.4%
          JERSEY CITY GO BAN
    600   2/05/98                                  3.85          600,041

          NEW MEXICO-0.1%
          NEW MEXICO MORTGAGE
          FINANCE AUTHORITY SFMR
          Series '97D-2
          AMT PPB (a)
    170   7/01/30                                  3.95          170,000

          NORTH DAKOTA-1.2%
          NORTH DAKOTA HFA
          Series '97C AMT PPB (a)
  1,600   8/04/98                                  4.00        1,600,000

          OHIO-1.2%
          OHIO AIR QUALITY
          DEVELOPMENT AUTHORITY PCR
          (Ohio Edison Company)
          Series B AMT PPB (a)
    700   5/01/18                                  4.10          700,000
          OHIO HFA
          Series '97A-2 AMT PPB (a)
  1,000   3/01/28                                  3.65        1,000,000
                                                             ------------
                                                               1,700,000

          OKLAHOMA-1.4%
          BROKEN ARROW
          (Paragon Films Project)
          AMT VRDN (a)
  1,970   8/01/04                                  4.22        1,970,000

          OREGON-1.8%
          OREGON HOUSING & COMMUNITY SERVICES
          DEPARTMENT SFMR
          Series '96K AMT PPB (a)
    690   12/11/97                                 3.65          690,000
          PORTLAND HFA MFHR
          (Union Station Project)
          Phase B Series '96
          AMT VRDN (a)
  1,750   10/01/31                                 4.05        1,750,000
                                                             ------------
                                                               2,440,000

          PENNSYLVANIA-5.1%
          DELAWARE IDA COP
          (Cliff House Assisted)
          Series '97A AMT VRDN (a)
  2,000   8/01/12                                  4.20        2,000,000
          PENNSYLVANIA ECONOMIC
          DEVELOPMENT AUTHORITY
          (National Gypsum Co.
          Project) Series '97A
          AMT VRDN (a)
  2,000   11/01/32                                 4.10        2,000,000


4


ALLIANCE MONEY MARKET FUND - GENERAL MUNICIPAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY#                               YIELD          VALUE
-------------------------------------------------------------------------
          PENNSYLVANIA ECONOMIC
          DEVELOPMENT AUTHORITY IDR
          (Ram Forest Products Inc.)
          Series '88A-3 AMT VRDN (a)
$   435   12/01/99                                 4.50%     $   435,000
          PHILADELPHIA GO TRAN
          Series '97A
  2,500   6/30/98                                  4.00        2,506,946
                                                             ------------
                                                               6,941,946

          SOUTH DAKOTA-0.9%
          SOUTH DAKOTA HOUSING
          DEVELOPMENT AUTHORITY SFMR
          Series '97G
  1,300   8/13/98                                  3.95        1,300,000

          TENNESSEE-3.8%
          FAYETTEVILLE & LINCOLN IDR
          (V.A.W. of America, Inc.)
          AMT VRDN (a)
  2,800   10/01/12                                 4.25        2,800,000
          MONTGOMERY COUNTY
          PUBLIC BUILDING AUTHORITY
          Pooled Funding Revenue
          Series '97 VRDN (a)
  2,000   11/01/27                                 4.05        2,000,000
          TENNESSEE HOUSING
          DEVELOPMENT AGENCY
          Series '97-1 AMT PPB (a)
    400   1/01/28                                  3.75          400,000
                                                             ------------
                                                               5,200,000

          TEXAS-2.3%
          GREATER EAST TEXAS HIGHER EDUCATION
          Student Loan Revenue
          Series '95A AMT PPB (a)
    600   5/01/11                                  4.10          600,000
          GREATER TEXAS STUDENT LOAN CORP.
          Student Loan Revenue
          Series '96A AMT PPB (a)
  2,000   4/01/05                                  3.70        2,000,000
          SAN ANTONIO IDA
          (Gruma Corporation Project)
          AMT VRDN (a)
    500   11/01/09                                 4.05          500,000
                                                             ------------
                                                               3,100,000

          UTAH-2.9%
          PROVO HOUSING AUTHORITY MFHR
          (Branbury Project)
          Series B AMT VRDN (a)
  1,000   12/15/10                                 4.15        1,000,000
          UTAH BOARD OF REGENTS AMBAC
          Student Loan Revenue Series O
  2,000   5/01/98                                  4.70        2,006,001
          WEST JORDAN IDR
          (Vesper Corp. Project)
          Series '94A AMT VRDN (a)
  1,000   4/01/14                                  4.10        1,000,000
                                                             ------------
                                                               4,006,001

          WASHINGTON-9.3%
          PIERCE COUNTY ECONOMIC
          DEVELOPMENT CORP.
          (Truss Company Project)
          AMT VRDN (a)
    500   1/01/20                                  4.35          500,000
          PORT OF PORT ANGELES IDR
          (Daishowa America Project)
          AMT VRDN (a)
    700   8/01/07                                  4.40          700,000
          PORT OF VANCOUVER IDR
          (United Grain Corp.)
          Series '84A VRDN (a)
  1,000   12/01/09                                 4.30        1,000,000
          PORT OF VANCOUVER IDR
          (United Grain Corp.)
          Series '92 AMT VRDN (a)
    500   12/01/10                                 4.40          500,000
          WASHINGTON HOUSING
          FINANCE COMMISSION MFHR
          (Evergreen Ridge Apts. Project)
          AMT VRDN (a)
  2,500   12/01/24                                 4.10        2,500,000


5


STATEMENT OF NET ASSETS (CONTINUED)
ALLIANCE MONEY MARKET FUND - GENERAL MUNICIPAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY#                               YIELD          VALUE
-------------------------------------------------------------------------
          WASHINGTON HOUSING
          FINANCE COMMISSION MFHR
          (Pacific Inn Apts. Project)
          Series A AMT VRDN (a)
$ 2,575   5/01/28                                  4.10%     $ 2,575,000
          WASHINGTON HOUSING
          FINANCE COMMISSION MFHR
          (Sherwood Springs Apts. Project)
          Series '97A AMT VRDN (a)
  2,000   9/01/27                                  4.10        2,000,000
          WASHINGTON HOUSING
          FINANCE COMMISSION MFHR
          (Summerglen Apts. Project)
          AMT VRDN (a)
  1,250   11/01/25                                 4.10        1,250,000
          WASHINGTON HOUSING
          FINANCE COMMISSION SFMR
          Series 1A AMT PPB (a)
    290   6/01/30                                  4.00          290,000
          YAKIMA COUNTY IDR
          (Can-Am Millwork Ltd.)
          AMT VRDN (a)
  1,415   12/01/14                                 4.15        1,415,000
                                                             ------------
                                                              12,730,000

          WEST VIRGINIA-2.9%
          MARION COUNTY SWR
          (Grant Town Project)
          Series '92A AMT VRDN (a)
  1,500   10/01/17                                 4.05        1,500,000
          WEST VIRGINIA PUBLIC
          ENERGY AUTHORITY
          (Morgantown Energy Assoc. Project)
          Series A AMT PPB (a)
  2,500   7/01/08                                  5.50        2,503,226
                                                             ------------
                                                               4,003,226

          Total Municipal Bonds
          (amortized cost $117,227,464)                      117,227,464

          COMMERCIAL PAPER-14.0%
          COLORADO-4.4%
          DENVER AIRPORT REVENUE
          Series A AMT
  4,000   12/17/97                                 3.85        4,000,000
  2,000   12/12/97                                 3.90        2,000,000
                                                             ------------
                                                               6,000,000

          FLORIDA-0.7%
          ORANGE COUNTY GO
          Series A
  1,000   12/10/97                                 3.80        1,000,000

          HAWAII-1.5%
          HAWAII BUDGET & FINANCE
          (Citizens Utility Company)
          Series '88A AMT
  2,000   2/12/98                                  3.90        2,000,000

          INDIANA-1.1%
          INDIANA DEVELOPMENT
          FINANCE AUTHORITY
          (Pure Air Lake) Series '90A AMT
  1,500   12/11/97                                 3.85        1,500,000

          NEBRASKA-1.5%
          NEBRASKA PUBLIC POWER DISTRICT
          Series B
  2,000   12/19/97                                 3.80        2,000,000

          PENNSYLVANIA-2.0%
          BEAVER COUNTY PCR
          (Dusquesne Light Co.)
          Series '93A AMT
    800   12/11/97                                 3.85          800,000
          VENANGO IDA
          (Scrubgrass Project)
          Series '90A AMT
  2,000   12/11/97                                 3.85        2,000,000
                                                             ------------
                                                               2,800,000

          PUERTO RICO-2.2%
          PUERTO RICO GOVERNMENT
          DEVELOPMENT BANK
          Series '96
  3,000   2/12/98                                  3.75        3,000,000


6


ALLIANCE MONEY MARKET FUND - GENERAL MUNICIPAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY#                               YIELD          VALUE
-------------------------------------------------------------------------
          TEXAS-0.6%
          CITY OF AUSTIN GO
          Series A
$   850   12/08/97                                 3.80%    $    850,000
          Total Commercial Paper
          (amortized cost $19,150,000)                        19,150,000

          TOTAL INVESTMENTS-99.3%
          (amortized cost $136,377,464)                     $136,377,464
          Other assets less liabilities-0.7%                     980,922

          NET ASSETS-100%
          (offering and redemption price of
          $1.00 per share; 137,357,786 shares
          outstanding)                                      $137,358,386


See Footnotes and Glossary of Terms on page 14.
See notes to financial statements.


7


STATEMENT OF NET ASSETS
NOVEMBER 30, 1997
ALLIANCE MONEY MARKET FUND - PRIME PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)     SECURITY#                             YIELD         VALUE
-------------------------------------------------------------------------
            COMMERCIAL PAPER-56.5%
            APEX FUNDING CORP.
$  50,000   12/30/97 (b)                           5.62%    $ 49,773,639
            ASSET BACKED CAPITAL FINANCE
    2,700   12/22/97 (b)                           5.58        2,691,212
   26,700   2/17/98 (b)                            5.60       26,376,040
   51,700   4/15/98 (b)                            5.61       50,612,361
   22,700   12/08/97 (b)                           5.70       22,674,863
            ASSOCIATES CORP.
  162,000   12/01/97                               5.75      162,000,000
            BHF FINANCE (DE) INC.
   26,000   12/01/97                               5.53       26,000,000
   15,000   12/09/97                               5.64       14,981,200
            CENTAURI CORP.
   25,000   3/03/98 (b)                            5.62       24,640,944
            CERTAIN FUNDING CORP.
   17,800   12/23/97 (b)                           5.55       17,739,628
   11,850   12/01/97 (b)                           5.56       11,850,000
   15,300   12/10/97 (b)                           5.56       15,278,733
            CITICORP
    7,000   12/05/97                               5.58        6,995,660
            CXC, INC.
   50,000   12/04/97 (b)                           5.56       49,976,833
   25,000   2/03/98 (b)                            5.64       24,749,333
            DAKOTA FUNDING INC.
   50,000   12/16/97 (b)                           5.54       49,884,583
            EDISON ASSET SECURITIZATION
   35,000   2/04/98 (b)                            5.73       34,637,896
            FALCON ASSET SECURITIZATION
   31,800   12/02/97 (b)                           5.58       31,795,071
            GENERAL ELECTRIC CAPITAL CORP.
   26,000   3/03/98                                5.60       25,627,911
            GOTHAM FUNDING CORP.
   20,000   12/02/97 (b)                           5.60       19,996,889
            GREENWICH ASSET FUNDING INC.
   15,000   1/13/98 (b)                            5.54       14,900,742
   17,000   4/01/98 (b)                            5.55       16,682,879
            HOUSEHOLD FINANCIAL CORP. LTD.
   32,000   12/01/97                               5.75       32,000,000
            INTERNATIONALE NEDERLANDEN
   26,700   12/18/97 (b)                           5.52       26,630,402
            J. P. MORGAN & CO., INC.
   28,513   12/08/97                               5.51       28,482,452
   85,000   12/29/97                               5.57       84,631,761
            MARKET STREET FUNDING CORP.
   15,522   12/15/97 (b)                           5.62       15,488,076
            MERRILL LYNCH & CO., INC.
   42,521   12/01/97                               5.75       42,521,000
   44,000   12/15/97                               5.77       43,901,269
            PARK AVENUE INC.
   20,597   2/13/98 (b)                            5.70       20,355,672
   18,111   2/11/98 (b)                            5.72       17,903,810
   16,419   2/12/98 (b)                            5.72       16,228,558
            PREFERRED RECEIVABLES
            FUNDING CORP.
    8,070   12/08/97 (b)                           5.58        8,061,244
            PREMIUM FUNDING INC.
   10,119   12/16/97 (b)                           5.55       10,095,600
   21,239   12/17/97 (b)                           5.62       21,185,950
            PRIME ASSET VEHICLE
            LTD.
   15,000   12/01/97                               5.52       15,000,000
            RANGER FUNDING CORP.
   20,000   2/04/98 (b)                            5.64       19,796,333
   20,000   2/11/98 (b)                            5.65       19,774,000
   15,000   2/19/98 (b)                            5.72       14,809,333
            RECEIVABLES CAPITAL CORP.
   28,000   12/15/97 (b)                           5.56       27,939,022
   37,758   12/12/97 (b)                           5.64       37,692,930
   23,440   12/19/97 (b)                           5.64       23,373,899
            REPUBLIC FUNDING CORP.
   11,000   12/17/97                               5.62       10,972,524
            SIGMA FINANCE CORP.
    3,561   12/03/97 (b)                           5.57        3,559,898
   35,000   3/23/98 (b)                            5.57       34,393,489
  100,000   3/05/98 (b)                            5.62       98,532,556
            SOUTHERN CO.
   10,000   12/01/97                               5.60       10,000,000
            SPECIAL PURPOSE ACCOUNTS
            RECEIVABLE COOPERATIVE CORP.
   39,000   12/11/97 (b)                           5.59       38,939,442


8


ALLIANCE MONEY MARKET FUND - PRIME PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)     SECURITY#                             YIELD         VALUE
-------------------------------------------------------------------------
            STRATEGIC ASSET FUNDING CORP.
$  46,800   12/30/97 (b)                           5.60%    $ 46,588,880
   15,171   12/01/97 (b)                           5.62       15,171,000
   15,166   12/04/97 (b)                           5.62       15,158,897
   10,717   12/26/97 (b)                           5.62       10,675,174
            SUMITOMO CAPITAL MARKETS
   25,000   12/12/97                               5.58       24,957,375
            SUNTRUST BANKS, INC.
   27,000   12/17/97                               5.57       26,933,160
            THREE RIVERS FUNDING CORP.
   68,000   12/16/97 (b)                           5.64       67,840,200
            TRIPLE ASSET FUNDING CORP.
  108,000   12/30/97 (b)                           5.62      107,511,060
            WESTWAYS FUNDING I LTD.
   25,573   12/10/97 (b)                           5.59       25,537,402
            WINDMILL FUNDING CORP.
   29,000   12/18/97 (b)                           5.53       28,924,270
    2,100   12/03/97 (b)                           5.55        2,099,353
            WOOD STREET FUNDING CORP.
   70,761   12/01/97 (b)                           5.77       70,761,000

            Total Commercial Paper
            (amortized cost $1,864,293,408)                1,864,293,408

            CORPORATE OBLIGATIONS-15.2%
            ASSET BACKED CAPITAL FINANCE
   25,000   5.82%, 8/24/98 FRN (b)                 5.82       25,000,000
            BETA FINANCE CORP.
   25,000   5.97%, 3/18/98 (b)                     5.97       25,000,000
            CENTAURI CORP.
   25,000   5.73%, 2/06/98 FRN (b)                 5.73       24,999,778
   10,000   5.75%, 2/13/98 (b)                     5.75        9,997,007
    5,000   5.88%, 10/27/98 FRN (b)                5.88        4,999,548
   15,000   5.89%, 10/27/98 FRN (b)                5.89       15,000,000
            GOLDMAN SACHS GROUP LP
   80,000   5.72%, 1/05/98                         5.72       80,000,000
   70,000   5.75%, 4/13/98 FRN                     5.75       70,000,000
            MERRILL LYNCH & CO., INC.
   25,000   5.65%, 12/24/97 FRN                    5.65       24,999,694
   50,000   5.69%, 7/27/98 FRN                     5.69       50,000,000
   25,000   5.73%, 1/27/98 FRN                     5.73       24,999,019
            SHORT TERM CARD
            ACCOUNT TRUST 1996-1
  125,000   5.69%, 1/15/98 FRN                     5.69      125,000,000
            SMM TRUST 1997-1
   20,000   5.66%, 5/29/98 FRN (b)                 5.66       20,000,000

            Total Corporate Obligations
            (amortized cost $499,995,046)                    499,995,046

            CERTIFICATES OF DEPOSIT-14.2%
            BAYERISCHE LANDESBANK
   10,000   5.86%, 7/17/98                         5.88        9,999,104
            BETA FINANCE CORP.
   20,000   6.00%, 10/29/98 (b)                    6.00       20,000,000
            CANADIAN IMPERIAL
            BANK OF COMMERCE
   85,000   5.63%, 12/30/97                        5.57       85,004,320
            CENTAURI CORP.
   12,000   5.75%, 2/13/98 (b)                     5.67       11,996,585
   10,000   6.36%, 5/01/98 (b)                     5.68       10,000,000
            COMMERZBANK NEW YORK
    1,400   5.78%, 2/27/98                         5.88        1,399,669
            CREDIT AGRICOLE NEW YORK
   25,000   5.98%, 6/16/98                         5.94       25,004,606
            J. P. MORGAN & CO., INC.
   10,000   5.92%, 3/19/98                         5.95        9,999,151
            LANDESBANK HESSEN-THURINGEN
   25,000   5.90%, 3/17/98                         5.93       24,997,917
   25,000   6.13%, 4/07/98                         6.25       24,990,047
            NORINCHUKIN BANK, LTD.
   75,000   5.70%, 12/08/97                        5.69       75,000,144
            RABO BANK N.Y.
   25,000   5.98%, 3/20/98                         6.00       24,993,451
            SIGMA FINANCE CORP.
   25,000   6.00%, 10/26/98 (b)                    6.00       25,000,000
            SUMITOMO BANK, LTD.
   25,000   5.62%, 12/17/97                        5.62       25,000,000
   95,000   5.70%, 12/29/97                        5.70       95,000,000

            Total Certificates of Deposit
            (amortized cost $468,384,994)                    468,384,994


9


STATEMENT OF NET ASSETS (CONTINUED)
ALLIANCE MONEY MARKET FUND - PRIME PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)     SECURITY#                             YIELD         VALUE
-------------------------------------------------------------------------
            BANK OBLIGATIONS-12.7%
            BANK OF MONTREAL CHICAGO
$ 125,000   5.79%, 10/01/98 FRN                    5.79%  $  125,000,000
            BANKERS TRUST NEW YORK CORP.
   20,000   5.91%, 2/17/98 FRN                     5.91       20,000,000
  140,000   5.91%, 2/23/98 FRN                     5.91      140,000,000
            BAYERISCHE VEREINSBANK
   75,000   5.56%, 6/30/98 FRN                     5.56       74,974,762
            DEUTSCHE BANK N.Y.
   25,000   5.61%, 7/01/98 FRN                     5.61       24,985,908
            MORGAN GUARANTY TRUST CO.
   10,000   5.97%, 6/22/98                         5.97        9,998,140
            ROYAL BANK OF CANADA
   25,000   5.86%, 9/30/98 FRN                     5.86       25,000,000

            Total Bank Obligations
            (amortized cost $419,958,810)                    419,958,810

            U.S. GOVERNMENT AND AGENCIES-1.0%
            FEDERAL FARM CREDIT BANK
$  32,000   5.35%, 8/03/98 FRN
            (amortized cost $31,989,919)           5.35%      31,989,919

            TOTAL INVESTMENTS-99.6%
            (amortized cost $3,284,622,177)                3,284,622,177
            Other assets less liabilities-0.4%                13,278,555

            NET ASSETS-100%
            (offering and redemption price of
            $1.00 per share; 3,297,874,004
            shares outstanding)                           $3,297,900,732


See Footnotes and Glossary of Terms on page 14.
See notes to financial statements.


10


STATEMENT OF NET ASSETS
NOVEMBER 30, 1997
ALLIANCE MONEY MARKET FUND - GOVERNMENT PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY#                               YIELD          VALUE
-------------------------------------------------------------------------
          U.S. GOVERNMENT AND AGENCIES-34.7%
          FEDERAL HOME LOAN MORTGAGE
          CORP.-13.4%
$ 2,500   12/16/97                                 5.47%     $ 2,494,375
  3,500   12/05/97                                 5.50        3,497,875
  2,600   12/11/97                                 5.57        2,596,042
  5,000   12/01/97                                 5.63        5,000,000
  2,000   5.715%, 3/17/98                          5.87        1,999,164
  1,000   5.84%, 4/08/98                           6.04          999,358
                                                             ------------
                                                              16,586,814

          FEDERAL NATIONAL MORTGAGE
          ASSOCIATION-12.9%
  1,000   12/08/97                                 5.43          998,944
    392   12/09/97                                 5.47          391,530
  1,000   12/15/97                                 5.47          997,900
    656   12/17/97                                 5.47          654,426
  1,000   12/23/97                                 5.50          996,685
  1,000   12/29/97                                 5.50          995,780
  1,000   12/30/97                                 5.50          995,630
  1,000   5.59%, 12/18/97                          5.63          999,927
  1,000   6.41%, 7/17/98                           5.74        1,003,944
  2,000   5.748%,10/20/98 FRN                      5.79        1,999,230
  5,000   5.798%,11/04/98 FRN                      5.88        4,997,309
  1,000   6.02%, 4/15/98                           6.15          999,576
                                                             ------------
                                                              16,030,881

          FEDERAL HOME LOAN BANK-6.1%
  1,500   12/10/97                                 5.45        1,497,956
    599   12/12/97                                 5.48          598,010
  3,000   5.529%, 12/04/97 FRN                     5.58        2,997,534
  1,500   5.87%, 1/30/98                           5.87        1,500,000
  1,000   6.11%, 4/17/98                           6.14          999,892
                                                             ------------
                                                               7,593,392

          STUDENT LOAN MARKETING
          ASSOCIATION-1.6%
  2,000   5.44%, 12/19/97                          5.94        1,999,510

          FEDERAL FARM CREDIT BANK-0.7%
    815   12/08/97                                 5.47          814,144

          Total U.S. Government and Agencies
          (amortized cost $43,024,741)                        43,024,741

          REPURCHASE AGREEMENTS-66.3%
          BARCLAYS DEZOETE
          WEDD SECURITIES, INC.
  6,100   5.75%, dated 11/28/97, due 12/01/97
          in the amount of $6,102,923
          (cost $6,100,000; collateralized by
          $6,179,000 Federal Farm Credit
          Bank, 5.60%, 10/01/98,
          value $6,224,195) (c)                    5.75        6,100,000
          CHASE SECURITIES INC.
  3,600   5.53%, dated 10/16/97,
          due 12/19/97
          in the amount of $3,635,392
          (cost $3,600,000;
          collateralized by $3,950,000
          Federal Home Loan
          Mortgage Corp - Gold.,
          7.00%, 3/01/04,
          value $3,811,441) (c)                    5.53        3,600,000
          CHASE SECURITIES INC.
  2,500   5.56%, dated 11/13/97,
          due 12/15/97
          in the amount of $2,512,356
          (cost $2,500,000;
          collateralized by $2,900,000
          Federal National Mortgage Assn.,
          6.50%, 12/01/23,
          value $2,591,751) (c)                    5.56        2,500,000
          CS FIRST BOSTON CORP.
  3,100   5.52%, dated 10/06/97,
          due 12/08/97
          in the amount of $3,129,946
          (cost $3,100,000;
          collateralized by $4,589,000
          Federal Home Loan
          Mortgage Corp - Gold.,
          7.00%, 10/01/09,
          value $3,145,958) (c)                    5.52        3,100,000


11


STATEMENT OF NET ASSETS (CONTINUED)
ALLIANCE MONEY MARKET FUND - GOVERNMENT PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY#                               YIELD          VALUE
-------------------------------------------------------------------------
          CS FIRST BOSTON CORP.
$ 3,000   5.56%, dated 11/24/97,
          due 12/08/97
          in the amount of $3,006,487
          (cost $3,000,000;
          collateralized by $3,958,000
          Federal Home Loan
          Mortgage Corp - Gold.,
          6.50%, 12/01/13,
          value $3,150,581;
          collateralized by $140,000
          by Federal National
          Mortgage Assn., 7.00%, 2/01/14
          value $104,842) (c)                      5.56%      $3,000,000
          FUJI SECURITIES INC.
  6,000   5.50%, dated 11/24/97,
          due 12/01/97
          in the amount of $6,006,417
          (cost $6,000,000;
          collateralized by $5,920,000
          Federal Home Loan
          Mortgage Corp., 5.79%, 2/01/99,
          value $6,132,039) (c)                    5.50        6,000,000
          GOLDMAN SACHS & CO.
  3,100   5.52%, dated 10/16/97,
          due 12/17/97
          in the amount of $3,129,471
          (cost $3,100,000;
          collateralized by $3,185,000
          Federal Home Loan
          Mortgage Corp - Gold.,
          7.00%, 8/01/27,
          value $3,186,847) (c)                    5.52        3,100,000
          GOLDMAN SACHS & CO.
  3,000   5.55%, dated 11/24/97,
          due 12/02/97
          in the amount of $3,003,700
          (cost $3,000,000;
          collateralized by $4,316,000
          Federal National Mortgage Assn.,
          6.00%, 2/01/09,
          value $3,085,404) (c)                    5.55        3,000,000
          LEHMAN BROTHERS INC.
  3,200   5.54%, dated 10/21/97,
          due 12/24/97
          in the amount of $3,231,516
          (cost $3,200,000;
          collateralized by $4,045,963
          Federal Home Loan
          Mortgage Corp - Gold.,
          8.00%, 4/01/08,
          value $3,252,569) (c)                    5.54        3,200,000
          MERRILL LYNCH & CO., INC.
  6,000   5.60%, dated 11/24/97,
          due 12/04/07
          in the amount of $6,009,333
          (cost $6,000,000;
          collateralized by $6,186,000
          Federal Home Loan
          Mortgage Corp - Gold.,
          7.00%, 12/01/27,
          value $6,241,674)                        5.60        6,000,000
          MORGAN STANLEY DEAN WITTER
  3,200   5.53%, dated 10/21/97,
          due 12/22/97
          in the amount of $3,230,476
          (cost $3,200,000;
          collateralized by $4,760,000
          Federal National Mortgage Corp.,
          7.50%, 5/01/09,
          value $3,210,235;
          collateralized by $110,000
          U.S. Treasury Bond,
          7.50%, 11/15/16,
          value $130,425) (c)                      5.53        3,200,000
          MORGAN STANLEY DEAN WITTER
  3,000   5.55%, dated 10/27/97,
          due 12/29/97
          in the amount of $3,029,138
          (cost $3,000,000;
          collateralized by $14,847,000
          Federal Home Loan Mortgage Corp.,
          6.114%, 1/01/30,
          value $3,075,510) (c)                    5.55        3,000,000


12


ALLIANCE MONEY MARKET FUND - GOVERNMENT PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY#                               YIELD          VALUE
-------------------------------------------------------------------------
          NIKKO SECURITIES CO.
$ 3,000   5.52%, dated 10/28/97,
          due 12/01/97
          in the amount of $3,015,640
          (cost $3,000,000;
          collateralized by $3,142,000
          Government National
          Mortgage Assn., 8.00%, 8/15/26,
          value $3,031,015) (c)                    5.52%      $3,000,000
          NIKKO SECURITIES CO.
  3,000   5.77%, dated 11/28/97,
          due 12/01/97
          in the amount of $3,001,443
          (cost $3,000,000;
          collateralized by $3,220,000
          Government National
          Mortgage Assn., 7.50%, 1/15/27,
          value $3,079,000) (c)                    5.77        3,000,000
          PAINEWEBBER, INC.
  3,400   5.53%, dated 10/17/97,
          due 12/12/97
          in the amount of $3,429,248
          (cost $3,400,000;
          collateralized by $3,882,000
          Federal National Mortgage Assn.,
          6.50%, 8/01/25,
          value $3,497,660) (c)                    5.53        3,400,000
          PAINEWEBBER, INC.
  2,800   5.58%, dated 11/25/97,
          due 12/03/97
          in the amount of $2,803,472
          (cost $2,800,000;
          collateralized by $2,866,000
          Federal Home Loan
          Mortgage Corp - Gold.,
          7.00%, 9/01/27,
          value $2,872,292) (c)                    5.58        2,800,000
          PRUDENTIAL SECURITIES, INC.
  6,000   5.53%, dated 11/24/97,
          due 12/01/97
          in the amount of $6,006,452
          (cost $6,000,000;
          collateralized by $6,255,000
          Federal National Mortgage Assn.,
          6.50%, 9/01/12,
          value $6,148,492) (c)                    5.53        6,000,000
          SBC WARBURG, INC.
  2,700   5.54%, dated 11/07/97,
          due 12/11/97
          in the amount of $2,714,127
          (cost $2,700,000;
          collateralized by $4,494,000
          Federal National Mortgage Assn.,
          6.50%, 9/01/08,
          value $2,780,480) (c)                    5.54        2,700,000
          SBC WARBURG, INC.
  3,400   5.58%, dated 11/24/97,
          due 12/03/97
          in the amount of $3,404,743
          (cost $3,400,000;
          collateralized by $3,628,000
          Federal Home Loan
          Mortgage Corp - Gold.,
          7.00%, 11/01/26,
          value $3,485,343) (c)                    5.58        3,400,000
          SMITH BARNEY, INC.
  1,800   5.55%, dated 11/03/97,
          due 12/04/97
          in the amount of $1,808,603
          (cost $1,800,000;
          collateralized by $1,950,000
          Federal Home Loan
          Mortgage Corp - Gold.,
          7.00%, 12/01/26,
          value $1,875,546) (c)                    5.55        1,800,000
          SMITH BARNEY, INC.
  4,200   5.56%, dated 10/24/97,
          due 12/23/97
          in the amount of $4,238,920
          (cost $4,200,000;
          collateralized by $4,475,000
          Federal Home Loan
          Mortgage Corp - Gold.,
          7.00%, 12/01/26,
          value $4,304,137) (c)                    5.56        4,200,000
          UBS SECURITIES, INC.
  2,000   5.52% dated 11/24/97,
          due 12/01/97
          in the amount of $2,002,147
          (cost $2,000,000;
          collateralized by $2,087,000
          Federal Home Loan
          Mortgage Corp - Gold.,
          7.00%, 8/01/27,
          value $2,088,210) (c)                    5.52        2,000,000


13


STATEMENT OF NET ASSETS (CONTINUED)
ALLIANCE MONEY MARKET FUND - GOVERNMENT PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY#                               YIELD          VALUE
-------------------------------------------------------------------------
          UBS SECURITIES, INC.
$ 4,000   5.55%, dated 10/27/97, due 12/26/97
          in the amount of $4,037,000
          (cost $4,000,000;
          collateralized by $4,173,000
          Federal Home Loan
          Mortgage Corp - Gold.,
          7.00%, 9/01/27,
          value $4,183,770) (c)                    5.55%    $  4,000,000

          Total Repurchase Agreements
          (amortized cost $82,100,000)                        82,100,000

          TOTAL INVESTMENTS-101.0%
          (amortized cost $125,124,741)                     $125,124,741
          Other assets less liabilities-(1.0%)                (1,258,167)

          NET ASSETS-100%
          (offering and redemption
          price of $1.00 per share;
          123,866,387 shares outstanding)                   $123,866,574


#    All securities either mature or their interest rate changes in 397 days or less.

(a) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks. Periodic Put Bonds (PPB)are payable on demand quarterly, semi-annually or annually and their interest rates change less frequently than rates on Variable Rate Demand Notes.

(b) Securities issued in reliance on section (4) 2 or Rule 144A of the Securities Act of 1933. Rule 144A Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined by the Adviser to be liquid pursuant to procedures adopted by the Trustees. At November 30, 1997, these securities amounted to $1,501,282,014 representing 45.5% of net assets on the Prime Portfolio.

(c)  Repurchase agreements which are terminable within 7 days.

     Glossary of Terms:
     AMBAC  American Bond Assurance Corporation
     AMT    Alternative Minimum Tax
     BAN    Bond Anticipation Note
     COP    Certificate of Participation
     FRN    Floating Rate Note
     GO     General Obligation
     HFA    Housing Finance Agency/Authority
     IDA    Industrial Development Agency/Authority
     IDB    Industrial Development Board
     IDR    Industrial Development Revenue
     MFHR   Multi-Family Housing Revenue
     PCR    Pollution Control Revenue
     SFMR   Single Family Mortgage Revenue
     SWR    Solid Waste Revenue
     TRAN   Tax & Revenue Anticipation Note

     See notes to financial statements.


14


STATEMENTS OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1997                         ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

                                          GENERAL
                                         MUNICIPAL       PRIME      GOVERNMENT
                                         PORTFOLIO     PORTFOLIO     PORTFOLIO
                                       ------------  -------------  -----------
INVESTMENT INCOME
  Interest                              $5,346,650   $173,672,798   $6,226,273

EXPENSES
  Advisory fee (Note B)                    691,369     15,372,661      561,629
  Distribution assistance fee (Note C)     622,230     13,835,394      505,467
  Registration fees                        117,391        943,700      110,753
  Custodian fees                           106,491        328,453      109,479
  Administrative fee (Note C)               69,138      1,537,267       56,162
  Printing                                  17,151        393,737       12,706
  Organization                              14,600         14,965       14,600
  Audit and legal fees                      13,535         40,240       22,783
  Trustees' fees                             7,182          7,182        7,182
  Miscellaneous                              8,815         39,820        8,806
  Total expenses                         1,667,902     32,513,419    1,409,567
  Less: fee waiver and reimbursement      (285,165)    (1,768,097)    (286,313)
  Net expenses                           1,382,737     30,745,322    1,123,254
  Net investment income                  3,963,913    142,927,476    5,103,019

REALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    investment transactions                    (15)        25,953           10

NET INCREASE IN NET ASSETS FROM
OPERATIONS                              $3,963,898   $142,953,429   $5,103,029


See notes to financial statements.


15


STATEMENTS OF CHANGES IN NET ASSETS                  ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

                                               GENERAL
                                              MUNICIPAL                       PRIME                       GOVERNMENT
                                              PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                   ----------------------------  --------------------------------  ----------------------------
                                                   DECEMBER 13,                     DECEMBER 29,                  DECEMBER 29,
                                                     1995(A)                         1995(A)                        1995(A)
                                    YEAR ENDED          TO         YEAR ENDED           TO          YEAR ENDED         TO
                                    NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,     NOVEMBER 30,    NOVEMBER 30,   NOVEMBER 30,
                                        1997           1996            1997             1996            1997           1996
                                   -------------  -------------  ---------------  ---------------  -------------  -------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income            $  3,963,913   $  2,760,398   $  142,927,476   $   93,805,221   $  5,103,019   $  3,671,687
  Net realized gain (loss) on
  investment transactions                   (15)           615           25,953              775             10            177
  Net increase in net assets
  from operations                     3,963,898      2,761,013      142,953,429       93,805,996      5,103,029      3,671,864

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income              (3,963,913)    (2,760,398)    (142,927,476)     (93,805,221)    (5,103,019)    (3,671,687)

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST (Note E)
  Net increase                       13,871,990    123,452,463      526,103,101    2,771,737,569     23,558,311    100,274,743
  Total increase                     13,871,975    123,453,078      526,129,054    2,771,738,344     23,558,321    100,274,920

NET ASSETS
  Beginning of period               123,486,411         33,333    2,771,771,678           33,334    100,308,253         33,333
  End of period                    $137,358,386   $123,486,411   $3,297,900,732   $2,771,771,678   $123,866,574   $100,308,253


(a)  Commencement of operations.

     See notes of financial statements.


16


NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1997                                    ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Money Market Fund (the "Fund") is an open-end diversified investment company registered under the Investment Company Act of 1940. The Fund consists of three Portfolios: General Municipal Portfolio, Prime Portfolio and Government Portfolio (the "Portfolios"). Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. As a matter of fundamental policy, each Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. At the time of investment, such securities have remaining maturities of 397 days or less. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

1. VALUATION OF SECURITIES
Securities in which the Portfolios invest are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $74,000 for each of the Portfolios have been deferred and are being amortized on a straight-line basis through December, 2000.

3. TAXES
It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. DIVIDENDS
The Portfolios declare dividends daily and automatically reinvest such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end. Dividends paid from net investment income for the year ended November 30, 1997 from the General Municipal Portfolio are exempt from federal income taxes. However, certain shareholders may be subject to the alternative minimum tax (AMT).

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are recorded on the date securities are purchased or sold. Realized gain (loss) from investment transactions is recorded on the identified cost basis.

6. REPURCHASE AGREEMENTS
It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.


NOTE B: ADVISORY FEE AND TRANSACTIONS WITH AN AFFILIATE OF THE ADVISER
Under the Advisory Agreement, each Portfolio pays the Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50 of 1% of each Portfolio's average daily net assets. The Adviser has voluntarily agreed to reimburse each Portfolio to the extent that its aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets unless such reimbursement is eliminated or modified upon approval of the Trustees prior thereto. For the year ended November 30, 1997 for General Municipal Portfolio, Prime Portfolio and Government Portfolio, the Adviser reimbursed $247,578, $923,957 and $255,475, respectively. The General Municipal, Prime and Government Portfolios do not compensate Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services or for out of pocket expenses.


17


NOTES TO FINANCIAL STATEMENTS (CONTINUED)            ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT AND ADMINISTRATION AGREEMENT
Under the Distribution Services Agreement, which includes a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "Plan"), the Fund pays the Adviser a distribution fee at the annual rate of up to .45 of 1% of the average daily value of the Fund's net assets. The Plan provides that the Adviser will use amounts payable under the Plan in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Portfolios' distributor, for distribution assistance and payments to banks and other depository institutions for administrative and accounting services and (ii) otherwise promoting the sale of shares of the Portfolios. For the year ended November 30, 1997 for General Municipal Portfolio, Prime Portfolio and Government Portfolio, the Portfolios paid fees of $622,230, $13,835,394 and $505,467, respectively.
Pursuant to an Administration Agreement, ADP Financial Information Services, Inc. ("ADP"), a wholly-owned subsidiary of Automatic Data Processing, Inc., serves as administrator of the Fund, on behalf of the Portfolios. The Administrator performs or arranges for the performance of certain services, mainly remote processing services through its propriety shareholder accounting system. ADP is entitled to receive from each Portfolio a fee computed daily and paid monthly at a maximum annual rate equal to .05% of such Portfolio's average daily net assets. ADP may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. For the year ended November 30, 1997, the General Municipal Portfolio incurred fees of $69,138 of which $37,587 was waived, the Prime Portfolio incurred fees of $1,537,267 of which $844,140 was waived and the Government Portfolio incurred fees of $56,162 of which $30,838 was waived.

NOTE D: INVESTMENT TRANSACTIONS
At November 30, 1997, the cost of portfolio securities for federal income tax purposes was the same as the cost for financial reporting purposes.

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.001 par value) are authorized. At November 30, 1997, capital paid-in aggregated $137,357,786, $3,297,874,004 and $123,866,387 for the General Municipal Portfolio, Prime Portfolio and Government Portfolio, respectively. Transactions, all at $1.00 per share, were as follows:

                                   GENERAL
                                  MUNICIPAL                         PRIME                          GOVERNMENT
                                  PORTFOLIO                       PORTFOLIO                        PORTFOLIO
                        ----------------------------  ---------------------------------  ----------------------------
                                        DECEMBER 13,                      DECEMBER 29,                   DECEMBER 29,
                                           1995(A)                           1995(A)                       1995(A)
                          YEAR ENDED         TO           YEAR ENDED           TO          YEAR ENDED         TO
                         NOVEMBER 30,   NOVEMBER 30,     NOVEMBER 30,     NOVEMBER 30,    NOVEMBER 30,   NOVEMBER 30,
                             1997           1996             1997             1996            1997           1996
                        -------------  -------------  ----------------  ---------------  -------------  -------------
Shares sold              536,421,356    494,868,947    15,146,343,094   11,085,409,424    485,426,533    372,258,638
Shares issued on
  reinvestments of
  dividends                3,963,913      2,760,398       142,927,476       93,805,221      5,103,019      3,671,687
Shares redeemed         (526,513,279)  (374,176,882)  (14,763,167,469)  (8,407,477,076)  (466,971,241)  (275,655,582)
Net increase              13,871,990    123,452,463       526,103,101    2,771,737,569     23,558,311    100,274,743


(a)  Commencement of operations.


18


FINANCIAL HIGHLIGHTS                                 ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

                                                    GENERAL
                                                   MUNICIPAL                     PRIME                    GOVERNMENT
                                                   PORTFOLIO                   PORTFOLIO                  PORTFOLIO
                                         --------------------------  --------------------------  --------------------------
                                                       DECEMBER 13,                DECEMBER 29,                DECEMBER 29,
                                                          1995(A)                     1995(A)                     1995(A)
                                          YEAR ENDED        TO        YEAR ENDED        TO        YEAR ENDED        TO
                                         NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                             1997          1996          1997          1996          1997          1996
                                         ------------  ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of period        $1.00         $1.00         $1.00         $1.00         $1.00         $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                    .029          .027          .046          .041          .045          .041

LESS: DIVIDENDS
Dividends from net investment income        (.029)        (.027)        (.046)        (.041)        (.045)        (.041)
Net asset value, end of period              $1.00         $1.00         $1.00         $1.00         $1.00         $1.00

TOTAL RETURN
Total investment return based on:
  net asset value (c)                        2.92%         2.80%(d)      4.75%         4.58%(d)      4.64%         4.52%(d)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                              $137          $123        $3,298        $2,772          $124          $100
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                           1.00%         1.00%(d)      1.00%         1.00%(d)      1.00%         1.00%(d)
  Expenses, before waivers and
    reimbursements                           1.21%         1.39%(d)      1.06%         1.23%(d)      1.25%         1.42%(d)
  Net investment income (b)                  2.87%         2.76%(d)      4.65%         4.50%(d)      4.54%         4.45%(d)


(a)  Commencement of operations.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of period.

(d)  Annualized.


19


INDEPENDENT AUDITOR'S REPORT                         ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS ALLIANCE MONEY MARKET FUND

We have audited the accompanying statement of net assets of Alliance Money Market Fund - General, Prime, and Government Portfolios as of November 30, 1997 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Money Market Fund - General, Prime, and Government Portfolios as of November 30, 1997, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


McGladrey & Pullen, LLP
New York, New York
December 18, 1997


20

_______________________________________________________________

                           APPENDIX A

               DESCRIPTION OF MUNICIPAL SECURITIES
_______________________________________________________________

         MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

         1. PROJECT NOTES, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

         2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

         3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing
Programs.

         4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

         5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National
Mortgage Association or the Government National Mortgage
Association.

         6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

         MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

         1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         2. REVENUE BONDS generally are secured by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         3. INDUSTRIAL DEVELOPMENT BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.










                               A-2
00250132.AK8

_______________________________________________________________

                           APPENDIX B

                DESCRIPTION OF SECURITIES RATINGS
_______________________________________________________________

Municipal and Corporate
BONDS AND MUNICIPAL LOANS

         The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

         The two highest ratings of Standard & Poor's Corporation ("Standard & Poor's") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

SHORT-TERM MUNICIPAL LOANS

         Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG1/VMIG-1 group.

         Standard & Poor's highest rating for short-term municipal loans is SP-1. Standard & Poor's states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

OTHER MUNICIPAL SECURITIES AND COMMERCIAL PAPER

         "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by Standard & Poor's (Standard & Poor's does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while Standard & Poor's uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available.
While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.






















                               B-2
00250132.AK8

                             PART C
                        OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits for the Fund

    (a)  Financial Highlights

         Included in the Prospectus

         Included in the Registrant's Statement of Additional
         Information

         Statement of Net Assets as of
          November 30, 1997
         Statement of Operations for year ended
           November 30, 1997
         Statement of Changes in Net Assets for period
           December 13, 1995****** to November 30, 1996 for General Municipal Portfolio and for year ended November 30, 1997,
           December 29, 1995******* to November 30, 1996 for Prime and Government Portfolios and for year ended November 30, 1997
         Notes to Financial Statements - November 30, 1997

         Included in Part C of the Registration Statement

         All other schedules are omitted as the required information is inapplicable

    (b)  Exhibits

         ( 1) Restated and Amended Declaration of Trust of the Registrant dated February 22, 1995 - Incorporated by reference to Exhibit No. 1 to Pre-Effective Amendment No. 1 of the Registrant's Form N-1A, filed March 17, 1995.

         ( 2) By-Laws of the Registrant - Incorporated by reference to Exhibit No. 2 to Pre-Effective
                   Amendment No. 1 of the Registrant's Form N-1A, filed March 17, 1995.

         ( 3)      Not applicable.


_________________________

****** Commencement of operations.

*******Commencement of operations.

         ( 4)(a-g) Form of Specimen Share Certificates for the
                   Prime, Government, General, New York,
                   California, Connecticut and New Jersey
                   Portfolios - Incorporated by reference to Exhibit No. 4 (-g) to Pre-Effective Amendment No. 1 of the Registrant's Form N-1A, filed March 17, 1995.

         ( 5)      Advisory Agreement between the Registrant and
                   Alliance Capital Management L.P. - Filed herewith.

         ( 6) Amended Distribution Services Agreement between the
              Registrant and Alliance Fund Distributors, Inc. -
              Filed herewith.

         ( 7)      Not applicable.

         ( 8)      Custodian Contract between the Registrant and
                   The Bank of New York - Filed herewith.

         ( 9)(a)   Transfer Agency Agreement between the
                   Registrant and Alliance Fund Services, Inc. -
                   Filed herewith.

             (b) Administration Agreement between the Registrant and ADP Financial Information Services, Inc. -
                   Filed herewith.

             (c)   Fund Accounting Agreement between the
                   Registrant and The Bank of New York -. Filed herewith.

         (10)(a)   Opinion and Consent of Seward & Kissel -
                   Incorporated by reference to Exhibit No. 10(a) to Pre-Effective Amendment No. 1 of the
                   Registrant's Form N-1A, filed March 17, 1995.

             (b)   Opinion and Consent of Sullivan & Worcester -
                   Incorporated by reference to Exhibit No. 10(b) to Pre-Effective Amendment No. 1 of the
                   Registrant's Form N-1A, filed March 17, 1995.

         (11)      Consent of Independent Auditors - Filed
                   herewith.

         (12)      Not applicable.

         (13)      Investment Representation Letter of Alliance
                   Capital Management L.P. - Incorporated by reference to Exhibit No. 13 to Pre-Effective

                   Amendment No. 1 of the Registrant's Form N-1A, filed March 17, 1995.

         (14)      Not applicable.

         (15)      Rule 12b-1 Plan - See Exhibit 6 (a) hereto.

         (16)      Schedule of Computation of Performance
                   Quotation - Filed herewith.

         Other Exhibits: Powers of Attorney of Richard S. Borisoff, John D. Carifa, Robert J. Casale, Jeffrey M. Cole, William H. Foulk, Jr., Carl D. Ingrassia, Arthur S. Kranseler, Robert A. Lewis, Clifford L. Michel, William Rhoads III and James P. Syrett - Incorporated by reference to Other Exhibits to Pre-Effective Amendment No. 1 of the Registrant's Form N-1A, filed March 17, 1995.

         Powers of Attorney of Peter Quick, Richard R. Stumm and
         Ronald M. Whitehill - Incorporated by reference to Other
         Exhibits to Post-Effective Amendment No. 2 of the
         Registrant's Form N-1A, filed March 28, 1997.

         Powers of Attorney of Richard S. Borisoff, John D. Carifa, Jeffrey M. Cole, Richard J. Daly, William H. Foulk, Jr., Arthur S. Kranseler, Robert A. Lewis, Clifford L. Michel, Peter Quick, William Rhoads III, Richard R. Stumm and Ronald M. Whitehill - Filed herewith.

ITEM 25. Persons Controlled by or Under Common Control with
         Registrant.

         None.

ITEM 26. Number of Holders of Securities.

         Registrant had, as of March 16, 1998, the following record holders of shares of beneficial interest:

         Prime Portfolio               2
         Government Portfolio          2
         General Municipal Portfolio   3


ITEM 27. Indemnification
         Reference is hereby made to Article V of the Registrant's Declaration of Trust.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

         Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a) (19) of the Investment Company Act of 1940, nor parties to the proceeding, or
         (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent from of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. Business and Other Connections of Investment Adviser.

         The descriptions of Alliance Capital Management L.P. under the caption "The Adviser" in the Prospectus and "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 29.  Principal Underwriters

         (a)       Alliance Fund Distributors, Inc., the
                   Registrant's Principal Underwriter in
                   connection with the sale of shares of the Registrant, also acts as Principal Underwriter for the following registered investment companies:

                   ACM Institutional Reserves, Inc.

                   AFD Exchange Reserves
                   Alliance All-Asia Investment Fund, Inc.
                   Alliance Balanced Shares, Inc.
                   Alliance Bond Fund, Inc.
                   Alliance Capital Reserves
                   Alliance Developing Markets Fund, Inc.
                   Alliance Global Dollar Government Fund, Inc.
                   Alliance Global Small Cap Fund, Inc.
                   Alliance Global Strategic Income Trust, Inc.
                   Alliance Government Reserves
                   Alliance Greater China '97 Fund, Inc.
                   Alliance Growth and Income Fund, Inc.
                   Alliance High Yield Fund, Inc.
                   Alliance Income Builder Fund, Inc.
                   Alliance Institutional Funds, Inc.
                   Alliance International Fund
                   Alliance International Premier Growth Fund,
                     Inc.
                   Alliance Limited Maturity Government Fund, Inc. Alliance Mortgage Securities Income Fund, Inc. Alliance Multi-Market Strategy Trust, Inc. Alliance Municipal Income Fund , Inc.
                   Alliance Municipal Income Fund II
                   Alliance Municipal Trust
                   Alliance New Europe Fund, Inc.
                   Alliance North American Government Income
                     Trust, Inc.
                   Alliance Premier Growth Fund, Inc.
                   Alliance Quasar Fund, Inc.
                   Alliance Real Estate Investment Fund, Inc.
                   Alliance/Regent Sector Opportunity Fund, Inc. Alliance Short-Term Multi-Market Trust, Inc. Alliance Technology Fund, Inc.
                   Alliance Utility Income Fund, Inc.
                   Alliance Variable Products Series Fund, Inc.
                   Alliance World Income Trust, Inc.
                   Alliance Worldwide Privatization Fund, Inc.
                   Fiduciary Management Associates
                   The Alliance Fund, Inc.
                   The Alliance Portfolios

         (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                      Positions and Offices Positions and Offices
Name                     With Underwriter       With Registrant

Michael J. Laughlin      Chairman

Robert L. Errico         President

Edmund P. Bergan, Jr.    Senior Vice President,  Secretary
                         General Counsel and
                         Secretary

Karen J. Bullot          Senior Vice President

James S. Comforti        Senior Vice President

James L. Cronin          Senior Vice President

Daniel J. Dart           Senior Vice President

Richard A. Davies        Senior Vice President,
                         Managing Director

Byron M. Davis           Senior Vice President

Anne S. Drennan          Senior Vice President
                         and Treasurer

Mark J. Dunbar           Senior Vice President

Bradley F. Hanson        Senior Vice President

Geoffrey L. Hyde         Senior Vice President

Robert H. Joseph, Jr.    Senior Vice President
                         and Chief Financial Officer

Richard E. Khaleel       Senior Vice President

Stephen R. Laut          Senior Vice President

Daniel D. McGinley       Senior Vice President

Ryne A. Nishimi          Senior Vice President

Antonios G. Poleonadkis  Senior Vice President

Robert E. Powers         Senior Vice President

Richard K. Sacculo       Senior Vice President

Gregory K. Shannahan     Senior Vice President

Joseph F. Sumanski       Senior Vice President

Peter J. Szabo           Senior Vice President

Nicholas K. Willett      Senior Vice President

Richard A. Winge         Senior Vice President

Jamie A. Atkinson        Vice President

Benji A. Baer            Vice President

Kenneth F. Barkoff       Vice President

Casimir F. Bolanowski    Vice President

Michael E. Brannan       Vice President

Timothy W. Call          Vice President

Kevin T. Cannon          Vice President

John R. Carl             Vice President

William W. Collins, Jr.  Vice President

Leo H. Cook              Vice President

Richard W. Dabney        Vice President

John F. Dolan            Vice President

John C. Endahl           Vice President

Sohaila S. Farsheed      Vice President

William C. Fisher        Vice President

Gerard J. Friscia        Vice President
                         & Controller

Andrew L. Gangolf        Vice President
                         and Assistant
                         General Counsel

Mark D. Gersten          Vice President          Treasurer and
                                                 Chief Financial
                                                 Officer

Joseph W. Gibson         Vice President

Charles M. Greenberg     Vice President

Alan Halfenger           Vice President

William B. Hanigan       Vice President

Scott F. Heyer           Vice President

George R. Hrabovsky      Vice President

Valerie J. Hugo          Vice President

Scott Hutton             Vice President

Thomas K. Intoccia       Vice President

Larry P. Johns           Vice President

Richard D. Keppler       Vice President

Gwenn M. Kessler         Vice President

Donna M. Lamback         Vice President

James M. Liptrot         Vice President

James P. Luisi           Vice President

Christopher J. MacDonald Vice President

Michael F. Mahoney       Vice President

Shawn P. McClain         Vice President

Thomas F. Monnerat       Vice President

Joanna D. Murray         Vice President

Nicole Nolan-Koester     Vice President

John C. O'Connell        Vice President

John J. O'Connor         Vice President

James J. Posch           Vice President

Domenick Pugliese        Vice President          Assistant
                         and Assistant           Secretary
                         General Counsel

Bruce W. Reitz           Vice President

Karen C. Satterberg      Vice President

Robert C. Schultz        Vice President

Raymond S. Sclafani      Vice President

Richard J. Sidell        Vice President

Teris A. Sinclair        Vice President

Andrew D. Strauss        Vice President

Michael J. Tobin         Vice President

Joseph T. Tocyloski      Vice President

Martha D. Volcker        Vice President

Patrick E. Walsh         Vice President

William C. White         Vice President

Emilie D. Wrapp          Vice President          Assistant
                         and Special Counsel     Secretary

Michael W. Alexander     Assistant Vice
                         President

Richard J. Appaluccio    Assistant Vice
                         President

Charles M. Barrett       Assistant Vice
                         President

Robert F. Brendli        Assistant Vice
                         President

Maria L. Carreras        Assistant Vice
                         President

John P. Chase            Assistant Vice
                         President

Russell R. Corby         Assistant Vice
                         President

John W. Cronin           Assistant Vice
                         President

Terri J. Daly            Assistant Vice
                         President

Joseph A. DiMeglio       Assistant Vice
                         President

Faith C. Dunn            Assistant Vice
                         President

John E. English          Assistant Vice
                         President

Duff C. Ferguson         Assistant Vice
                         President

John Grambone            Assistant Vice
                         President

Brian S. Hanigan         Assistant Vice
                         President

James J. Hill            Assistant Vice
                         President

Edward W. Kelly          Assistant Vice
                         President

Michael Laino            Assistant Vice
                         President

Nicholas J. Lapi         Assistant Vice
                         President

Kristine J. Luisi        Assistant Vice
                         President

Patrick Look             Assistant Vice President
                         & Assistant Treasurer

Richard F. Meier         Assistant Vice
                         President

Richard J. Olszewski     Assistant Vice
                         President

Catherine N. Peterson    Assistant Vice
                         President

Carol H. Rappa           Assistant Vice
                         President

Clara Sierra             Assistant Vice
                         President

Gayle S. Stamer          Assistant Vice
                         President

Vincent T. Strangio      Assistant Vice
                         President

Wesley S. Williams       Assistant Vice
                         President

Christopher J. Zingaro   Assistant Vice
                         President

Mark R. Manley           Assistant Secretary


         (c)       Not applicable.

ITEM 30. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc. 500 Plaza Drive, Secaucus, New Jersey 07094-1520 and at the offices of The Bank of New York, 48 Wall Street, New York, New York 10286. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.


ITEM 31. Management Services.

         Not applicable.

ITEM 32. Undertakings.

         Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest report to shareholders, upon request and without charge.

         The Registrant undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Fund in accordance with Section 16 of the Investment Company Act of 1940.

                            SIGNATURE

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of the Amendment to its Registration pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of March 1998.

                                  ALLIANCE MONEY MARKET FUND


                                  by /s/  Ronald M. Whitehill
                                     ____________________________
                                          Ronald M. Whitehill
                                              President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

         Signature             Title                Date

1)  Principal
    Executive Officer

    /s/Ronald M. Whitehill   President            March 30, 1998
    ______________________
       Ronald M. Whitehill

2)  Principal Financial and
    Accounting Officer

    /s/Mark D. Gersten       Treasurer and Chief  March 30, 1998
    ______________________   Financial Officer
       Mark D. Gersten

3)  All of the Trustees

    Richard S. Borisoff      Robert A. Lewis
    John D. Carifa           Clifford L. Michel
    Jeffrey M. Cole          Peter Quick
    Richard J. Daly          William L. Rhoads III
    William H. Foulk, Jr.    Richard R. Stumm
    Arthur S. Kranseler      Ronald M. Whitehill

    by /s/Edmund P. Bergan, Jr.                   March 30, 1998
    ___________________________
          (Attorney-in-fact)
          Edmund P. Bergan, Jr.

                        Index to Exhibits

                                                      Page

(5)      Advisory Agreement

(6)      Amended Distribution Agreement

(8)      Custodian Agreement

(9)a     Transfer Agency Agreement

(9)b     Administration Agreement

(9)c     Fund Accounting Agreement

(11)     Consent of Independent Auditors

(16)     Schedule of Computation of Performance Quotation

(27)     Financial Data Schedule

Other Exhibits

Power of Attorney
Richard S. Borisoff
John D. Carifa
Jeffrey M. Cole
Richard J. Daly
William H. Foulk, Jr.
Arthur S. Kranseler
Robert A. Lewis
Clifford L. Michel
Peter Quick
William Rhoads III
Richard R. Stumm
Ronald M. Whitehill

















                              C-16
00250132.AK8